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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

THE RMR GROUP INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

Notice of 2016 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, March 9, 2016 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

It is our pleasure to invite you to join our Board of Directors and executive officers at The RMR Group Inc.'s 2016 first Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2016 Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the 2016 Annual Meeting.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2016 Annual Meeting of Shareholders. To that end, this Proxy Statement includes a Question and Answer section with information that we believe may be useful to our shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your investment in our Company.

January 22, 2016

On behalf of the Board of Directors,

Walter C. Watkins, Jr.
Chair of the Nominating and Governance Committee

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

March 9, 2016

9:30 a.m., Eastern time

The RMR Group Headquarters
Two Newton Place, 255 Washington Street, Suite 100,
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Approve The RMR Group Inc. 2016 Omnibus Equity Plan;

3.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2016 fiscal year; and

4.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set January 21, 2016 as the record date for the meeting. This means that owners of record of shares of common stock of the Company as of the close of business on that date are entitled to:

  •
  receive notice of the meeting; and

  •
  vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the Record Date are invited to attend the 2016 Annual Meeting. All shareholders are encouraged to authorize a proxy to vote in advance of the 2016 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

January 22, 2016

Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Executive Vice President, General Counsel and Secretary

The Company encourages each shareholder to promptly sign and return the proxy card or voting instruction form or to use telephone or internet methods to authorize a proxy in advance of the 2016 Annual Meeting. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or internet.

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VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

It is important that you vote to play a part in the future of our Company. The NASDAQ Stock Market ("NASDAQ") rules provide that if your shares are held through a bank, broker or other nominee, they cannot vote on your behalf on non-discretionary matters, without your instruction.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on January 21, 2016.

PROPOSALS WHICH REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	BROKER NON-VOTES	ABSTENTIONS	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 11	FOR	Do not impact outcome	Do not impact outcome	Plurality of all votes cast
2	Approval of The RMR Group Inc. 2016 Omnibus Equity Plan	Page 51	FOR	Do not impact outcome	Vote AGAINST	Majority of all votes cast
3	Ratification of Independent Auditors	Page 57	FOR	Do not impact outcome	Do not impact outcome	Majority of all votes cast

You can authorize a proxy to vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 12 or 16 digit control number provided in your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form before 11:59 P.M. EST on March 8, 2016 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 P.M. EST on March 8, 2016 to authorize a proxy BY TELEPHONE.
You will need the 12 or 16 digit control number provided on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form.
by mail
Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is adjourned, these times will be extended to 11:59 P.M. Eastern time on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.

  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 beginning on page 9 of "Questions and Answers" for important details on admission requirements.

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PROXY STATEMENT SUMMARY

This Proxy Statement summary highlights matters for consideration by shareholders in connection with the 2016 Annual Meeting. This summary does not contain all of the information that you should consider and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 11)

Shareholders are being asked to re-elect five directors to our Company's Board of Directors.

NAME OF DIRECTOR	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS

Ann Logan	61	Retired executive of Fannie Mae	Audit, Compensation, Nominating and Governance
Adam D. Portnoy	45	Managing Director of the Company and President and Chief Executive Officer of the Company and The RMR Group LLC	Compensation, Nominating and Governance
Barry M. Portnoy	70	Managing Director of the Company and Chairman of The RMR Group LLC	Compensation, Nominating and Governance
Walter C. Watkins, Jr.	69	Principal of WCW Enterprises, LLC, retired executive of Bank One Corporation	Audit, Compensation, Nominating and Governance
Frederick N. Zeytoonjian	80	Founder, Chairman and Chief Executive Officer of Turf Products, LLC	Audit, Compensation, Nominating and Governance

APPROVAL OF THE RMR GROUP INC. 2016 OMNIBUS EQUITY PLAN (page 51)

Shareholders are being asked to approve The RMR Group Inc. 2016 Omnibus Equity Plan, under which Class A Common Shares will be available for grant pursuant to the terms of the plan. The Company's Board of Directors believes that equity and equity based compensation may serve as an important component of the Company's compensation program and that having an equity and equity based compensation program will assist the Company in attracting, motivating and retaining talented directors, executives and other service providers.

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (page 57)

Shareholders are being asked to ratify the appointment of Ernst & Young LLP as independent auditors of The RMR Group Inc. for the Company's fiscal year ending September 30, 2016. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the cost, quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. Based on its consideration of the aforesaid matters, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending September 30, 2016.

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TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

January 22, 2016

PROXY STATEMENT

The Board of Directors ("Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2016 Annual Meeting of Shareholders of The RMR Group Inc. (the "2016 Annual Meeting"), a Maryland corporation (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, March 9, 2016, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company commenced mailing to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2015 Annual Report on Form 10-K on or about January 22, 2016.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2016 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of shares of common stock of the Company as of the close of business on January 21, 2016 (the "Record Date"), the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of shares of Class A Common Stock of the Company ("Class A Common Shares") are entitled to one vote for each Class A Common Share held on the Record Date, holders of shares of Class B-1 Common Stock ("Class B-1 Common Shares") are entitled to ten votes for each Class B-1 Common Share held on the Record Date and holders of shares of Class B-2 Common Stock ("Class B-2 Common Shares," and, together with Class A Common Shares and Class B-1 Common Shares, "Common Shares") are entitled to ten votes for each Class B-2 Common Share held on the Record Date. Holders of our Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares will vote as a single class on all matters at the 2016 Annual Meeting of Shareholders. Our Class A Common Shares are listed on NASDAQ. On January 21, 2016, there were 15,000,000 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MARCH 9, 2016.

The Notice of 2016 Annual Meeting, Proxy Statement and Annual Report to shareholders for the year ended September 30, 2015, are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2016 Annual Meeting of Shareholders include the Notice Regarding the Availability of Proxy Materials, Notice of 2016 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to shareholders for the fiscal year ended September 30, 2015 (the "Annual Report"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2016 Annual Meeting of Shareholders: Adam D. Portnoy, Managing Director, President and Chief Executive Officer; Jennifer B. Clark, Executive Vice President, General Counsel and Secretary; and Barry M. Portnoy, Managing Director.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Class A Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Class A Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Class A Common Shares you hold of record and a separate voting instruction information for the shares from the bank, broker or other nominee through which you own Class A Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice of Internet Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern time on March 8, 2016 or if the meeting is adjourned to a later date by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice of Internet Availability of Proxy Materials or proxy

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card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 12 or 16 digit control number provided on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. Eastern time on March 8, 2016, or if the meeting is adjourned to a later date by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

4. Who may vote at the 2016 Annual Meeting?

Holders of record of Class A Common Shares, Class B-1 Common Shares or Class B-2 Common Shares as of the close of business on January 21, 2016, the Record Date, may vote at the meeting. Holders of Class A Common Shares are entitled to one vote for each Class A Common Share held on the record date. Holders of Class B-1 Common Shares are entitled to ten votes for each Class B-1 Common Share held on the record date and holders of Class B-2 Common Shares are entitled to ten votes for each Class B-2 Common Share held on the record date. Holders of our Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares will vote as a single class on all matters at the meeting. As of the close of business on the Record Date, there were 15,000,000 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares entitled to vote at the meeting.

5. What are my voting choices for each of the proposals to be voted on at the 2016 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors	• vote in favor of all five Director nominees;
• withhold your vote for all Director nominees; or
• vote in favor of one or more Director nominees and withhold your vote for the other Director nominee(s).
	The Board recommends a vote FOR all Director nominees.	Plurality of all votes cast
Item 2: Approve The RMR Group Inc. 2016 Omnibus Equity Plan
• vote in favor of The RMR Group Inc. 2016 Omnibus Equity Plan;
• vote against The RMR Group Inc. 2016 Omnibus Equity Plan; or
• abstain from voting on The RMR Group Inc. 2016 Omnibus Equity Plan.
	The Board recommends a vote FOR The RMR Group Inc. 2016 Omnibus Equity Plan.	Majority of all votes cast
Item 3: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors*	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of all votes cast

*
The Audit Committee, 100% comprised of Independent Directors, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote when it determines to appoint the Company's independent auditors in the future.

   2016 Proxy Statement    6

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by our Board of Directors on that matter:

•
FOR the election of all Director nominees identified in this Proxy Statement;

•
FOR the proposal to approve The RMR Group Inc. 2016 Omnibus Equity Plan; and

•
FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items. The election of Directors and the approval of The RMR Group Inc. 2016 Omnibus Equity Plan are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2016 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2016 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions will not be included in vote totals and will have no effect on Items 1 and 3 to be voted on at the 2016 Annual Meeting. We understand that, under NASDAQ policy, abstentions will count as a vote against Item 2 to be voted on at the 2016 Annual Meeting. Broker non-votes will not be included in vote totals and will have no effect on the outcome of any of the Items to be voted on at the 2016 Annual Meeting. A proxy marked "WITHHOLD" will have the same effect as an abstention.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by voting again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a new proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15).

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A shareholder's attendance at the 2016 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or files a written statement with the Secretary of the Company requesting that the prior proxy be revoked. An original written notice of revocation or subsequent proxy should be delivered to The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2016 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2016 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2016 Annual Meeting.

Instead of receiving future copies of the Company's notices of annual meetings, proxy statements and annual reports ("proxy materials") by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to the proxy voting site. Your Notice of Internet Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2016 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Class A Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials. Proxies may also be solicited, without additional compensation, by the Company's Directors, officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice of Internet Availability of Proxy Materials, Notice of 2016 Annual Meeting, this Proxy Statement and the Annual Report to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8230. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

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2016 Annual Meeting Information

14. How do I attend the 2016 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2016 Annual Meeting, you must follow these instructions to ensure admission.

All attendees will need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to our Directors and officers, shareholders as of the record date (January 21, 2016) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

•
Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

•
Authorized named representatives: If you are a shareholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary, by e-mail to secretary@rmrgroup.com or by fax to (617) 796-8230. Requests for authorized named representatives to attend the meeting must be received no later than Wednesday, March 2, 2016, or if the meeting is adjourned to a later date on or before the 5th business day before the reconvened meeting.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of January 21, 2016 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

(3)
A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8230.

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15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2016 Annual Meeting, you need a legal proxy from your bank broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's documents and SEC filings?

Our website contains the Company's Governance Guidelines, Board committee charters, Code of Business Conduct and Ethics (the "Code") and SEC filings, and Forms 3, 4 and 5 filed by the Company's Directors and executive officers. To view these documents, go to www.rmrgroup.com, click on "Investors."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Directors?

Any shareholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should fill out a report at the Company's website, www.rmrgroup.com, call the Company's toll free confidential message system at (866) 511-5038 or write to the party for whom the communication is intended, c/o Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2017 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2017 Annual Meeting of Shareholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by September 24, 2016.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

The Board of Directors currently consists of five members.

A plurality of all the votes cast at the meeting is required to elect a Director at the 2016 Annual Meeting.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each annual meeting of Shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee c/o The RMR Group Inc. Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or by e-mail at secretary@rmrgroup.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant or helpful to the Nominating and Governance Committee's deliberations. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. The Board currently consists of five Directors, including three Independent Directors. The Independent Directors are not employees of the Company, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NASDAQ and the SEC. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

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The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage such risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of asset management and commercial real estate industries.

•

Familiarity with client company sectors.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board is expected to meet frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

2016 Nominees for Director

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Ann Logan, Adam D. Portnoy, Barry M. Portnoy, Walter C. Watkins, Jr. and Frederick N. Zeytoonjian for election as Directors. Each of the Director nominees currently serves on the Board. If elected, each nominee would hold office until the Company's 2017 Annual Meeting of Shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long term best

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interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Director.

The Board of Directors recommends a vote FOR the election of all Director nominees.

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Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of January 21, 2016, of the Company's Directors who are also the Director nominees and the Company's executive officers. The business address of the Directors and executive officers is c/o The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Director's biography below are the attributes of that Director consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 11.

Directors

Ann Logan

Director since 2015

Age: 61

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: None

Ms. Logan was previously employed in various executive capacities at Fannie Mae, a U.S. Government sponsored enterprise with various classes of publicly owned securities, including as executive vice president of the single family mortgage business from 1998 to 2000 and as executive vice president and chief credit officer from 1993 to 1998. Since her employment at Fannie Mae, Ms. Logan has been involved in a number of nonprofit organizations, including serving on the boards of The Washington School for Girls and Georgetown Preparatory School and she currently serves as chair of the board of trustees of Bryn Mawr College. Ms. Logan previously served from 2005 to 2010 as a member of the board of directors of PHH Corporation, a New York Stock Exchange listed company providing real estate mortgage and automotive fleet services, where she was chair of the risk management committee and served on the audit and compensation committees. During 2014 Ms. Logan served on the board of trustees of Equity Commonwealth where she served on the audit, compensation and nominating and governance committees.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in the real estate mortgage and credit industries;

•

valuable perspective on the broader real estate industry;

•

professional skills, training and expertise in finance and risk management matters;

•

demonstrated management ability;

•

service on boards and board committees and experience as a senior executive of a public company; and

•

qualifying as an Independent Director in accordance with the requirements of the NASDAQ and the SEC.

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Adam D. Portnoy

Director since 2015

Age: 45

Board Committees: Compensation; Nominating and Governance

Other Public Company Boards: Government Properties Income Trust (since 2009); Hospitality Properties Trust (since 2007); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2011); and Senior Housing Properties Trust (since 2007)

Mr. Portnoy has been one of our Managing Directors, our President and our Chief Executive Officer since shortly after our formation. Mr. Portnoy was a director of The RMR Group LLC, formerly known as Reit Management & Research LLC ("RMR LLC"), from 2006 until June 5, 2015 when RMR LLC became our majority owned subsidiary and we became RMR LLC's managing member. Mr. Portnoy has been the president and chief executive officer of: RMR LLC since 2005; and RMR Advisors LLC since 2007. Mr. Portnoy is an owner, Trustee and officer of ABP Trust, our controlling shareholder. Mr. Portnoy is an owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president of RMR Real Estate Income Fund, including its predecessor funds, from 2007 to 2015 and as president of Government Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). Mr. Portnoy is also currently a member of the Board of Trustees of Occidental College and serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the asset management and commercial real estate industries and REITs;

•

key leadership position with the Company and its subsidiaries and demonstrated management ability;

•

public company director service;

•

experience in investment banking and private equity; and

•

institutional knowledge earned through service on boards of trustees and directors of our clients and familiarity with our Client Companies' businesses.

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Barry M. Portnoy

Director since 2015

Age: 70

Board Committees: Compensation; Nominating and Governance

Other Public Company Boards: Government Properties Income Trust (since 2009); Hospitality Properties Trust (since 1995); Select Income REIT SIR (since 2011); Senior Housing Properties Trust (since 1999); Five Star Quality Care, Inc. (since 2001); RMR Real Estate Income Fund, including its predecessor funds (since 2002); and TravelCenters of America LLC (since 2006)

Mr. Portnoy has been one of our Managing Directors since shortly after our formation. Mr. Portnoy is a Chairman of RMR LLC and was a director of RMR LLC from its founding in 1986 until June 5, 2015 when RMR LLC became our majority owned subsidiary and we became RMR LLC's managing member. Mr. Portnoy is an owner, Trustee of ABP Trust, our controlling shareholder. Mr. Portnoy has been a director and a vice president of RMR Advisors LLC since its founding in 2002. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy was a trustee of Equity Commonwealth from its founding in 1986 until 2014. Prior to his becoming a full time employee of RMR LLC in 1997, Mr. Portnoy was a partner in, and chairman of, the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in and knowledge of the senior living industry and commercial real estate industry and REITs;

•

extensive experience in and knowledge of the senior living, travel center and hospitality industries;

•

leadership position with the Company and its subsidiaries;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters; and

•

institutional knowledge earned through service on boards of trustees and directors of our clients and familiarity with our Client Companies' businesses.

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Walter C. Watkins, Jr.

Director since 2015

Age: 69

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: None

Mr. Watkins is the principal of WCW Enterprises, LLC, which he founded in 2000 to provide business consulting services and manage certain private investments. Prior to founding WCW Enterprises, Mr. Watkins served in various executive capacities at Bank One Corporation (the successor to First Chicago NBD, NBD Bancorp and National Bank of Detroit) from 1968 to 2000, including serving as executive vice president and president of Bank One, Michigan. As executive vice president, he was responsible for middle market banking in Michigan, Ohio and Kentucky, from 1998 to 2000. As president of Bank One, Michigan, he was the bank's primary public spokesman, community liaison and business coordinator for the state of Michigan. Mr. Watkins served as the chief development officer for the City of Detroit from 2002 to 2006 and the interim chief executive officer of Detroit Regional Convention Facility Authority from 2009 to 2010. Mr. Watkins is a member of the board of Detroit Economic Growth Corporation. His past board affiliations include Health Alliance Plan, Detroit Medical Center, Detroit Regional Chamber of Commerce, United Way of Southeast Michigan and Fisk University.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated business leadership as a successful entrepreneur;

•

work on community boards and committees;

•

experience as a senior executive officer of a large banking business;

•

financial background; and

•

qualifying as an Independent Director in accordance with the requirements of the NASDAQ and the SEC.

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Frederick N. Zeytoonjian

Director since 2015

Age: 80

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: None

Mr. Zeytoonjian is the founder and has been chairman and chief executive officer for more than 40 years of Turf Products, LLC, one of the largest distributors of lawn care equipment in the United States. Mr. Zeytoonjian served on the boards of Senior Housing Properties Trust from 2003 to 2015 and Equity Commonwealth from 1999 to 2014, and during those periods he served as chair of their compensation committees and a member of their audit and nominating and governance committees.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated business leadership as a successful entrepreneur;

•

experience in and knowledge of the real estate industry and REITs;

•

professional skills and experience in legal, business finance and regulatory matters;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the board of one of our Client Companies; and

•

qualifying as an Independent Director in accordance with the requirements of the NASDAQ and the SEC.

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Executive Officers

Adam D. Portnoy

Managing Director, President and Chief Executive Officer since 2015

President and Chief Executive Officer of RMR LLC since 2006

Age: 45

Mr. Adam Portnoy's background and qualifications are described above.

Barry M. Portnoy

Managing Director since 2015 Chairman of RMR LLC since 1986 Age: 70 Mr. Barry Portnoy's background and qualifications are described above.

Jennifer B. Clark

Executive Vice President, General Counsel and Secretary since 2015

Executive Vice President and General Counsel of RMR LLC since 2008 and Secretary of RMR LLC since 2015

Age: 54

Ms. Clark has been our executive vice president, general counsel and secretary since shortly after our formation and secretary of RMR Intl LLC since 2012. Ms. Clark joined RMR LLC in 1999 as a vice president; she became a senior vice president in 2006, an executive vice president and general counsel in 2008 and secretary in 2015. Ms. Clark serves as secretary of Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Senior Housing Properties Trust, Five Star Quality Care, Inc. and TravelCenters of America LLC and she served as secretary of Equity Commonwealth until 2014. Ms. Clark also serves as a director and secretary of Sonesta International Hotels Corporation, director, vice president and secretary of RMR Advisors LLC and secretary and chief legal officer of RMR Real Estate Fund. Prior to joining RMR LLC, Ms. Clark was a partner at the law firm of Sullivan & Worcester LLP.

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Matthew P. Jordan

Treasurer and Chief Financial Officer since 2015

Chief Financial Officer, Senior Vice President and Treasurer of RMR LLC since 2012

Age: 41

Mr. Jordan has been our chief financial officer and treasurer since shortly after our formation and treasurer of RMR Intl LLC since 2012. Mr. Jordan joined RMR LLC in April 2012 as chief accounting officer; he became chief financial officer, senior vice president and treasurer of RMR LLC in November 2012. Prior to joining RMR LLC, Mr. Jordan was employed at Stanley Black & Decker Company from July 2011 and before then at Ernst & Young LLP. Mr. Jordan is a certified public accountant.

David M. Blackman

Executive Vice President of RMR LLC since 2013

Age: 53

Mr. Blackman has been an executive vice president at RMR LLC since 2013 and was a senior vice president from 2009 to 2013. Mr. Blackman has been the president and chief operating officer of Government Properties Income Trust since 2011 and was its chief financial officer and treasurer from 2009 until 2011. Mr. Blackman has also been the president and chief operating officer of Select Income REIT since 2011. Prior to joining RMR LLC, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for 23 years, where he focused on real estate finance matters, including serving as a managing director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009.

David J. Hegarty

Executive Vice President of RMR LLC since 2006

Age: 59

Mr. Hegarty has been an executive vice president of RMR LLC since 2006. Mr. Hegarty was a director of RMR LLC from 1995 until it became our majority owned subsidiary on June 5, 2015. Mr. Hegarty has been employed in various positions at RMR LLC and their managed companies since 1987, including serving as president and chief operating officer of Senior Housing Properties Trust since 1999. Prior to joining RMR LLC, Mr. Hegarty worked at Arthur Young & Co., a predecessor to Ernst & Young LLP. Mr. Hegarty is a certified public accountant.

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Mark L. Kleifges

Executive Vice President of RMR LLC since 2008

Age: 55

Mr. Kleifges has been an executive vice president of RMR LLC since 2008 and has served in various capacities with RMR LLC and its affiliates since 2002. Mr. Kleifges has served as chief financial officer and treasurer of Hospitality Properties Trust since 2002. Mr. Kleifges was a vice president of RMR Advisors LLC from 2003 to 2004 and since 2004 has been its chief financial officer and treasurer. He has also served as chief financial officer and treasurer of RMR Real Estate Income Fund and its predecessor funds since 2003. Mr. Kleifges has also been chief financial officer and treasurer of Government Properties Income Trust since 2011. Mr. Kleifges is a certified public accountant and, prior to joining RMR LLC, was a partner at Arthur Andersen LLP.

Bruce J. Mackey Jr.

Executive Vice President of RMR LLC since 2011

Age: 45

Mr. Mackey has been an executive vice president of RMR LLC since 2011 and was a senior vice president from 2006 to 2011 and vice president from 2001 to 2006. Since joining RMR LLC in 1997, Mr. Mackey has served in various capacities for RMR LLC and its affiliates, including: president and chief executive officer of Five Star Quality Care, Inc. since 2008 and chief financial officer and treasurer of Five Star from 2001 to 2008. Prior to joining RMR LLC, Mr. Mackey was employed at Arthur Andersen LLP. Mr. Mackey is a certified public accountant.

John G. Murray

Executive Vice President of RMR LLC since 2001

Age: 55

Mr. Murray has served in various capacities with RMR LLC and its affiliates since 1993, including as an executive vice president of RMR LLC since 2001 and as a senior vice president of RMR LLC from 1993 to 2001. Mr. Murray has been the president and chief operating officer of Hospitality Properties Trust since 1996 and was its chief financial officer and treasurer from 1995 to 1996. Since 2014, Mr. Murray has been a member of the board of directors of the American Hotel & Lodging Association representing the owners' segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.

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Thomas M. O'Brien

Executive Vice President of RMR LLC since 2008

Age: 49

Mr. O'Brien has been an executive vice president of RMR LLC since 2008, and before then was a senior vice president from 2006 to 2008 and a vice president from 1996 to 2006. Mr. O'Brien has been a managing director of TravelCenters of America LLC since 2006 and its president and chief executive officer since 2007. Mr. O'Brien was president and chief executive officer of RMR Advisors LLC and the predecessor funds of RMR Real Estate Income Fund from the time of their founding in 2003 until 2007. Mr. O'Brien was the chief financial officer and treasurer of Hospitality Properties Trust from 1996 until 2004 and its executive vice president from 2004 until 2007. Since 2007, Mr. O'Brien has been a director of the National Association of Truck Stop Operators, a not for profit trade association engaged in activities intended to support the travel center industry, and a director of VirnetX Holding Corporation, a company that develops software and technology solutions for real time communications over the internet. Prior to joining RMR LLC, Mr. O'Brien was employed by Arthur Andersen LLP.

John C. Popeo

Executive Vice President of RMR LLC since 2008

Age: 55

Mr. Popeo has been an executive vice president of RMR LLC since 2008, and previously served as its chief financial officer and treasurer from 1997 to 2012, vice president from 1999 to 2006 and senior vice president from 2006 to 2008. Mr. Popeo has been the chief financial officer and treasurer of Select Income REIT since 2011. Mr. Popeo was chief financial officer and treasurer of Equity Commonwealth from 1999 to 2014. Mr. Popeo was the chief financial officer and treasurer of RMR Advisors LLC from 2002 to 2004. Prior to joining RMR LLC, Mr. Popeo was employed at the Beacon Companies and at other real estate and public accounting firms in the Boston, Massachusetts area. Mr. Popeo is a certified public accountant.

Barry M. Portnoy is the father of Adam D. Portnoy. There are no other family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

   2016 Proxy Statement    22

DIRECTOR COMPENSATION

The Compensation Committee is responsible for annually evaluating and recommending to the Board the appropriate compensation for Board and committee service by Directors.

In determining the amount and composition of our Directors' compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors by comparable companies, including the compensation of directors and trustees of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Director cash compensation and determines the amount of such compensation.

Each of our non-employee directors receives an annual fee of $40,000 for services as our director, plus a fee of $1,000 for each meeting attended, with no more than $2,000 in meeting fees for any day. Each non-employee director who serves as a chair of our audit, compensation or nominating and governance committees receives an additional annual fee of $12,500, $7,500 and $7,500, respectively. We intend to reimburse all of our directors for out of pocket costs they incur in connection with attending board and committee meetings. We were incorporated on May 28, 2015 and did not have non-employee directors during our fiscal year ended September 30, 2015. The foregoing annual fees were prorated from the date the non-employee directors became Board members of the Company on November 23, 2015 through March 9, 2016, the date of the Company's 2016 Annual Meeting. If the 2016 Omnibus Equity Plan is approved at the 2016 Annual Meeting, we expect that our Directors may receive equity shares as part of their annual compensation.

   2016 Proxy Statement    23

CORPORATE GOVERNANCE

The Company is committed to corporate governance which promotes the long term interests of our shareholders, strengthens Board and management accountability and helps build trust of investors and others in the Company. The Board has established Governance Guidelines which provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board and committee meetings, Director compensation, evaluation of management, management succession and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.rmrgroup.com, click on "Investor Relations" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 10.

Board Leadership Structure

Our Board is currently comprised of five Directors, including three Independent Directors and two Managing Directors. We expect all Directors to play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing and controlling the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public, private for profit and nonprofit organizations, and also have served as government officials. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. Other than our President and Chief Executive Officer, our executive officers are not members of the Board, but they may attend Board and Board committee meetings with the Company's Director of Internal Audit, in each case, at the invitation of the Board. The Company's President or the Board may call a special meeting.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors are expected to meet in regularly scheduled executive sessions. The presiding Director at these meetings is the Chair of the Audit Committee, unless the Independent Directors in attendance select another Independent Director to preside. Our Independent Directors may also meet to consider Company business without the attendance of the Managing Directors or other officers, and they may meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Directors, the Chair of the Audit Committee presides unless the Independent Directors determine otherwise.

The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.rmrgroup.com.

   2016 Proxy Statement    24

Independence of Directors

Under NASDAQ corporate governance listing standards, to be considered independent:

•
a director must not have a disqualifying relationship, as defined in the corporate governance section of the NASDAQ stock market rules; and

•
the Board must affirmatively determine that the director otherwise has no material relationship with the Company directly, or as an officer, shareholder or partner of an organization that has a relationship with the Company. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors of the Company's subsidiaries. In making independence determinations, the Board observes NASDAQ and SEC criteria. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Ann Logan, Walter C. Watkins, Jr. and Frederick N. Zeytoonjian currently qualify as independent directors under applicable NASDAQ rules and SEC criteria. In making these determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with the Company and its affiliates and those companies to which the Company provides management and advisory services. The Board has concluded that none of these three Independent Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable NASDAQ and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee has adopted a written charter, which is available on our website, www.rmrgroup.com, by clicking on "Investor Relations" and then "Governance." Shareholders may also request copies free of charge by writing to Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Board may from time to time establish other committees. Our audit committee is comprised entirely of Independent Directors under applicable NASDAQ rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law. We are a "controlled company" under the rules of NASDAQ because Barry Portnoy and Adam Portnoy control more than 50% of our voting power; therefore, our Compensation Committee and Nominating and Governance Committee may, and do, include Independent and Managing Directors. The Chairs of the Audit, Compensation and Nominating and Governance Committees set the agendas for their respective committee meetings, but any Director, member of management or the Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of our standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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Audit Committee

Ann Logan* Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and controlling the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Walter C. Watkins, Jr. and Frederick N. Zeytoonjian
Meetings Held in the fiscal year ended September 30, 2015: 0**

Primary Responsibilities:
The primary functions of the Audit Committee are to assist the Board in fulfilling its responsibilities for oversight of: (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the independent auditors' qualifications and independence; and (4) the performance of the Company's internal audit function and independent auditor. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the director of internal audit.

Independence:
Each member of the Audit Committee meets the independence requirements of the NASDAQ, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Ms. Logan is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the NASDAQ. The Board's determination that Ms. Logan is the Audit Committee's financial expert was based upon her experience as: (i) a member of the audit committees and risk management committees of other publicly owned companies; and (ii) an executive vice president of the single family mortgage business and executive vice president and chief credit officer at Fannie Mae.

*
Ms. Logan was appointed Chair of the Audit Committee on December 17, 2015.

**
The Audit Committee was formed after the Company's fiscal year ended on September 30, 2015. Prior to that time, the then Board performed the functions of the Audit Committee.

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Compensation Committee

Frederick N. Zeytoonjian* Committee Chair

"The Compensation Committee strives to align the Company's compensation practices with the best long term interests of the Company."

Additional Committee Members: Ann Logan, Adam D. Portnoy, Barry M. Portnoy and Walter C. Watkins, Jr.
Meetings Held in the fiscal year ended September 30, 2015: 1**

Primary Responsibilities:
The primary purpose and function of the Compensation Committee is to discharge the responsibilities of the Board, or to assist the Board in discharging its responsibilities related to: (1) the oversight of the Company's compensation and employee benefit programs as they apply to executive compensation; (2) the evaluation of services provided by any individual who serves as an executive officer of the Company; (3) the evaluation of compensation paid by the Company to any individual who serves as an executive officer of the Company; (4) the evaluation of the services provided by the person serving as the director of internal audit for the Company; (5) the approval of compensation paid by the Company to the person serving as the director of internal audit for the Company; and (6) the administration of the Company's equity compensation plans (or the delegation of such administration to a subcommittee composed solely of two or more non-employee directors).

Independence:
Ms. Logan, Mr. Watkins and Mr. Zeytoonjian meet the independence requirements of the NASDAQ.

*
Mr. Zeytoonjian was appointed Chair of the Compensation Committee on December 17, 2015.

**
Prior to December 14, 2015, the Compensation Committee was comprised of only Barry Portnoy and Adam Portnoy. That committee met one time during the fiscal year ended September 30, 2015.

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Nominating and Governance Committee

Walter C. Watkins, Jr.* Committee Chair

"The Nominating and Governance Committee endeavors to assist the Board in selecting the most qualified Directors and implementing effective corporate governance to the best long term interests of the Company."

Additional Committee Members: Ann Logan, Adam D. Portnoy, Barry M. Portnoy and Frederick N. Zeytoonjian
Meetings Held in the fiscal year ended September 30, 2015: 0**

Primary Responsibilities:
The primary purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become members of the Board consistent with criteria approved by the Board, and to select, or recommend that the Board select, the director nominees for each annual meeting of shareholders (or special meeting of shareholders at which directors are to be elected) or when vacancies occur; (2) to develop and recommend to the Board a set of governance principles applicable to the Company; and (3) to oversee the evaluation of the Board and, to the extent not overseen by the Company's Compensation Committee or a committee composed entirely of directors meeting the independence requirements of the rules of NASDAQ, Company management.

Independence:
Ms. Logan, Mr. Watkins and Mr. Zeytoonjian meet the independence requirements of the NASDAQ.

*
Mr. Watkins was appointed Chair of the Nominating and Governance Committee on December 17, 2015.

**
The Nominating and Governance Committee was formed after the Company's fiscal year ended on September 30, 2015.

   2016 Proxy Statement    28

Board Oversight of Risk

The Board is elected by the shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations and proper governance. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

•
The Board oversees risk management.

•
Board committees play significant roles in carrying out the risk oversight function.

•
Management implements risk management and the Company's Director of Internal Audit helps management evaluate and implement risk management.

The Board will oversee risk as part of its general oversight of the Company, and address the oversight of risk as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management is responsible to incorporate risk management in its activities. The Company's director of internal audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, internal audit and service providers, including:

•
reports on market and industry conditions;

•
operating and regulatory compliance reports;

•
financial reports;

•
reports on risk management activities;

•
regulatory and legislative updates that may impact the Company;

•
reports on the security of the Company's information technology processes and the Company's data; and

•
legal proceedings updates and reports on other business related matters.

The Board and Board committees expect to discuss these matters among themselves and with management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee, which will meet at least quarterly and report its findings to the Board, performs a lead role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee will review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal controls. The Audit Committee also will review annually, approve and oversee an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also will

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meet periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and direct or recommend to the Board actions or changes it determines appropriate measures to enhance or improve the effectiveness of the Company's risk management. The Compensation Committee evaluates the performance of the Company's Director of Internal Audit.

It is usually not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, by email at secretary@rmrgroup.com or sent by filling out a report at the Company's website, www.rmrgroup.com. In addition, shareholders and other interested parties may call the Company's toll free confidential message system at (866) 511-5038.

Code of Business Conduct and Ethics

In November 2015, the Company adopted the Code to, among other things, provide guidance to its directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Company's Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 511-5038; by e-mailing Internal.Audit@rmrgroup.com; or by filling out a report by visiting the Company's website, www.rmrgroup.com, clicking "Investor Relations", clicking "Governance" and then clicking "Reporting Compliance & Governance Concerns."

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to any dividend reinvestment plan which may be offered by the Company.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, and (iii) other employees of the Company, from, directly or indirectly through family members or others, purchasing or selling Class A Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of other publicly held companies to which the Company provides management services on the basis of material, non-public information learned in the course of performing services for those companies.

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Shareholder Nominations and Other Proposals

Deadline to Submit Nominations and Proposals for the 2017 Annual Meeting of Shareholders for Purposes of Rule 14a-4(c)(1):    To be timely for purposes of Rule 14a-4(c)(1) under the Exchange Act, shareholder nominations and proposals intended to be made at the 2017 Annual Meeting of Shareholders must be received by the Company not later than 5:00 p.m. Eastern time on December 8, 2016; provided, that, if the date of the 2017 Annual Meeting of Shareholders is more than 30 days earlier or later than March 9, 2017, then a shareholder's notice must be so delivered a reasonable time before the Company sends its proxy materials for the 2017 Annual Meeting of Shareholders.

Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before September 24, 2016 in order to be eligible to be included in the proxy statement for the 2017 Annual Meeting of Shareholders; provided, that, if the date of the 2017 Annual Meeting of Shareholders is more than 30 days before or after March 9, 2017, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

Related Person Transactions

In this "Related Person Transactions" section, unless the context requires otherwise, references to "RMR Inc.", "we," "us" and "our" refer solely to The RMR Group Inc., a Maryland corporation, and not any of our subsidiaries.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time during the applicable period was:

  •
  a Director, a nominee for Director or an executive officer of us;

  •
  known to us to be the beneficial owner of more than 5% of the outstanding Class A, B-1 or B-2 Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that contain guidelines for the consideration and approval of any related person transactions. Under these Governance Guidelines, we may not enter into any transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or any other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors (as such term

   2016 Proxy Statement    31

is defined under NASDAQ rules). In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of the charter and our bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company and our shareholders. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with our policies, our Charter and Bylaws, each as described above. In the case of any transaction with us in which any other employee of us who is subject to our Code of Business Conduct and Ethics who has a direct or indirect material interest in the transaction, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code of Business Conduct and Ethics are available on our website, www.rmrgroup.com.

Certain Related Person Transactions

ABP Trust, formerly known as Reit Management & Research Trust, which is owned by Barry M. Portnoy and Adam D. Portnoy (collectively, our "Founders"), owns all of our outstanding Class B-1 Common Shares and Class B-2 Common Shares. Our Class B-1 Common Shares and Class B-2 Common Shares entitle holders to ten votes per share. Accordingly, ABP Trust owns, and our Founders beneficially own, 91.4% of our outstanding voting power. As a result, our Founders have the ability to determine the outcome of all matters requiring shareholder approval, including, but not limited to, election of our directors.

We conduct substantially all of our business through our subsidiary, The RMR Group LLC ("RMR LLC"), which, before the Up-C Transaction (described below), was owned 100.0% by ABP Trust. We have no employees, and the personnel and various services we require to operate our business are or will be provided to us by RMR LLC. We serve as the managing member of RMR LLC and we own 15,000,000 class A membership units of RMR LLC ("class A membership units") and 1,000,000 class B membership units of RMR LLC ("class B membership units"), which represents 51.6% of the economic interest in RMR LLC. ABP Trust directly owns 15,000,000 class A membership units, or 48.4% of the economic interest in RMR LLC. As a result of its ownership of 1,000,000 of our Class B-1 Common Shares, ABP Trust also holds indirectly an additional 3.2% economic interest in RMR LLC. Barry M. Portnoy, one of our Managing Directors, founded RMR LLC in 1986 and served as a director of RMR LLC from its founding through when we became the managing member of RMR LLC on June 5, 2015. Our other Managing Director, our President and Chief Executive Officer and one of our Founders, Adam D. Portnoy, is the son of Barry M. Portnoy and served as a director of RMR LLC from 2006 through when we became the managing member of RMR LLC on June 5, 2015.

Management and Advisory Services

Through RMR LLC, we provide management services for:

  •
  four Maryland real estate investment trusts (collectively, the "Managed REITs" and each individually a "Managed REIT"):

  ◦
  Government Properties Income Trust (including its subsidiaries "GOV");

  ◦
  Hospitality Properties Trust (including its subsidiaries "HPT");

  ◦
  Select Income REIT (including its subsidiaries "SIR"); and

  ◦
  Senior Housing Properties Trust (including its subsidiaries "SNH");

  •
  three real estate based operating companies (collectively, the "Managed Operators" and each individually a "Managed Operator"):

  ◦
  Five Star Quality Care, Inc. (including its subsidiaries "Five Star");

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    ◦
    Sonesta International Hotels Corporation (including its subsidiaries, "Sonesta"); and

    ◦
    TravelCenters of America LLC (including its subsidiaries, "TA");

  •
  Affiliates Insurance Company, an Indiana insurance company ("AIC"); and

  •
  ABP Trust.

We also provide advisory services for RMR Real Estate Income Fund ("RIF"). We refer to the ten companies to which we provide management or advisory services as the "Client Companies". As a result of the relationships described in this section, the Client Companies may be considered to be related persons of us. RMR LLC recognized management services, advisory services and reimbursable payroll and related cost revenues from these related parties for the fiscal year ended September 30, 2015 as set forth in the following table (dollars in thousands):

For the Fiscal Year Ended September 30, 2015
$

Managed REITs:
GOV*	$28,981
HPT*	40,887
SIR*	32,260
SNH*	53,213

155,341
Managed Operators:
Five Star*	9,169
Sonesta	1,848
TA*	14,286

25,303

Other:
AIC	247
RIF	2,380
ABP Trust	3,385

6,012

$186,656

*
Includes reimbursable payroll and related costs (which includes share grants by the identified companies to our executive officers and other employees totaling $5.9 million, for the fiscal year ended September 30, 2015).

Prior to the Up-C Transaction, a portion of the management services revenues paid to RMR LLC by the Managed REITs were paid in their common shares. As a result of amendments to our management

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agreements made in the Up-C Transaction, we no longer receive any portion of our management fees in Managed REIT common shares. During the fiscal year ended September 30, 2015:

  •
  GOV issued to RMR LLC 30,276 of its common shares in payment of $692,000 of management fees.

  •
  HPT issued to RMR LLC 84,810 of its common shares in payment of $2.6 million of management fees.

  •
  SIR issued to RMR LLC 39,927 of its common shares in payment of $982,000 of management fees.

  •
  SNH issued to RMR LLC 103,265 of its common shares in payment of $2.3 million of management fees.

These Managed REIT common shares were issued to RMR LLC prior to the Up-C Transaction and, as described below were transferred to ABP Trust prior to the Up-C Transaction.

Under The RMR Group LLC Operating Agreement, ABP Trust, the sole member of RMR LLC prior to the Up-C Transaction, is entitled to receive all fees paid to RMR LLC for business management, property management or advisory services provided prior to June 5, 2015 (i.e. the effective time of the Up C Transaction), including the pro rata portion of any incentive fee that RMR LLC receives pursuant to any business management agreement with a Managed REIT in respect of measurement periods ending after the Up-C Transaction which include periods before the Up-C Transaction. An incentive fee of $62.3 million is payable by HPT to RMR LLC with respect to calendar year 2015 of which approximately $26.6 million is payable to ABP Trust pursuant to this obligation under The RMR Group LLC Operating Agreement.

Our Management Agreements with the Managed REITS

RMR LLC has entered a business management agreement and a property management agreement with each Managed REIT. The following is a summary of the material terms of our business and property management agreements with the Managed REITs.

  Business Management Services

Each business management agreement requires RMR LLC to use its reasonable best efforts to present the Managed REIT with a continuing and suitable real estate investment program consistent with the REIT's real estate investment policies and objectives.

  Property Management Services

Under each property management agreement, RMR LLC is required to act as managing agent for each Managed REIT's properties and devote such time, attention and effort as may be appropriate to operate and manage the Managed REIT's properties in a diligent, orderly and efficient manner.

  Business Management Fees and Expense Reimbursement

Each business management agreement provides for (i) an annual base management fee, payable monthly, and (ii) an annual incentive management fee.

The annual base management fee generally is calculated as the lesser of:

  •
  the sum of (a) 0.5% of the historical cost of transferred real estate assets, if any, as defined in the applicable business management agreement, plus (b) 0.7% of the average invested capital (exclusive of the transferred real estate assets), as defined in the applicable business management

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    agreement, up to $250.0 million, plus (c) 0.5% of the average invested capital exceeding $250.0 million; and

  •
  the sum of (a) 0.7% of the average market capitalization, as defined in the applicable business management agreement, up to $250.0 million, plus (b) 0.5% of the average market capitalization exceeding $250.0 million.

The base management fee is payable monthly in arrears, based on the Managed REIT's monthly financial statements and average market capitalization for the applicable month.

The annual incentive management fee payable by each Managed REIT to RMR LLC, if any, is calculated as follows:

  •
  An amount equal to 12.0% of the product of (a) the equity market capitalization of the Managed REIT, as defined in the agreement, and (b) the amount, expressed as a percentage, by which the Managed REIT's total return per share, as defined in the agreement, exceeds the benchmark total return per share, as defined in the agreement, of a specified REIT index identified in the management agreement for the measurement period. Generally, total return per share measures the change in the Managed REIT's share price plus dividends. The benchmark return per share is also adjusted if the total return per share exceeds 12.0% per year in any measurement period.

  •
  The measurement period for calendar year 2015 was defined as the two year period ending December 31, 2015 and thereafter a three year period ending on each December 31.

  •
  Generally, no incentive management fee is payable by a Managed REIT unless the Managed REIT's total return per share during the measurement period is positive.

  •
  The incentive management fee payable by a Managed REIT is also subject to a cap equal to the value of 1.5% of the Managed REIT's common shares then outstanding multiplied by the average closing price of the Managed REIT's common shares during the last 30 trading days of the relevant measurement period.

  •
  Also, if a Managed REIT's financial statements are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC, for one or more periods in respect of which RMR LLC received an incentive management fee, the incentive management fee payable with respect to periods for which there has been a restatement shall be recalculated by and approved by a majority vote of, the Managed REIT's Independent Trustees in light of such restatement, and RMR LLC may be required to pay to the Managed REIT an amount equal to the value in excess of that which RMR LLC would have received based upon the incentive management fee as recalculated, either in cash or the Managed REIT common shares.

If the business management agreement is terminated, the base management fee and incentive management fee due in respect of any partial period prior to the date of termination will be prorated as provided in the agreement.

Under each business management agreement: the Managed REIT is responsible to pay or reimburse RMR LLC for all of the expenses relating to the Managed REIT's activities, including the costs and expenses of investigating, acquiring, owning and disposing of its real estate (third party property diligence costs, appraisal, reporting, audit and legal fees), its costs of borrowing money, its costs of securities listing, transfer, registration and compliance with reporting requirements and its costs of third party professional services, including legal and accounting fees; and RMR LLC bears its general and administrative expenses relating to its performance of its obligations under the agreement, including expenses of its personnel, rent and other office expenses. Also, the allocable cost of internal audit services is reimbursed by each Managed REIT.

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  Property Management Fees and Expense Reimbursement

No property management fees are payable by a Managed REIT to RMR LLC for any hotels, senior living communities or travel centers which are leased to, or managed by, a Managed Operator or another operating business such as a hotel management company or a senior living or healthcare services provider. For other properties, each property management agreement between RMR LLC and a Managed REIT provides for (1) a management fee equal to 3.0% of the gross rents collected from tenants, and (2) a construction supervision fee equal to 5.0% of the cost of any construction, renovation or repair activities at the Managed REIT's properties, other than ordinary maintenance and repairs. Also, under each property management agreement, the Managed REIT pays certain allocable expenses of RMR LLC in the performance of its duties, including wages for onsite property management personnel and allocated costs of centralized property management services.

  Term and Termination

The terms of the business and property management agreements with each Managed REIT end on December 31, 2035, and automatically extend on December 31st of each year so that the terms thereafter end on the 20th anniversary of the date of the extension. A Managed REIT has the right to terminate its management agreements with RMR LLC: (1) at any time on 60 days' written notice for convenience, (2) immediately upon written notice for cause, as defined in the agreement, (3) on written notice given within 60 days after the end of an applicable calendar year for a performance reason, as defined in the agreements, and (4) by written notice during the 12 months following a manager change of control, as defined in the agreements. RMR LLC has the right to terminate the management agreements for good reason, as defined in the agreements.

If a Managed REIT terminates a management agreement for convenience, or if RMR LLC terminates a management agreement with a Managed REIT for good reason, the Managed REIT is obligated to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined in the agreement, payable to RMR LLC for the remaining term of the agreement, assuming the agreement had not been terminated. If a Managed REIT terminates a management agreement for a performance reason, as defined in the agreement, the Managed REIT is obligated to pay RMR LLC the termination fee calculated as described above, but assuming a remaining term of ten years.

The management agreements provide for certain proportional adjustments to the termination fees if a Managed REIT merges with another REIT to which RMR LLC is providing management services or if the Managed REIT spins off a subsidiary to which it contributed properties and to which RMR LLC is providing management services both at the time of the spin off and on the date of the expiration or termination of either of the management agreements.

A Managed REIT is not required to pay any termination fee if it terminates its business or property management agreements for cause, or as a result of a manager change of control, in each case as defined in such agreements.

  Other Provisions

Under both the business and property management agreements, each Managed REIT has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities arising from the provision of services by RMR LLC, except to the extent such provision was in bad faith or fraudulent, was willful misconduct or was grossly negligent. In addition, each management agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, will be subject to mandatory arbitration in accordance with procedures provided in the agreement.

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Our Management Agreements with the Managed Operators

RMR LLC provides services and earns fees pursuant to a business management agreement with each of the Managed Operators. Under these agreements, RMR LLC provides services to the Managed Operators relating to, or assists them with, among other things, their compliance with various laws and rules applicable to them, capital markets and financing activities, maintenance of their properties, selection of new business sites and evaluation of other business opportunities, accounting and financial reporting, internal audit, investor relations and general oversight of the company's daily business activities, including legal and tax matters, human resources, insurance programs and management information systems.

Each Managed Operator is obligated to pay RMR LLC a fee under its business management agreement in an amount equal to 0.6% of: (i) for Five Star, Five Star's revenues from all sources reportable under GAAP, other than revenues reportable by Five Star with respect to properties for which Five Star provides management services, plus the gross revenues of properties managed by Five Star determined in accordance with GAAP; and (ii) for Sonesta, Sonesta's revenues from all sources reportable under GAAP, other than any revenues reportable by Sonesta with respect to hotels for which Sonesta provides management services, plus the revenues of hotels managed by Sonesta (except to the extent such managed hotel revenues are included in Sonesta's gross revenues under GAAP); and (iii) for TA, the sum of TA's gross fuel margin, determined as TA's fuel sales revenues less its cost of fuel sales, plus TA's total non fuel revenues. Also, the allocable costs of internal audit services are reimbursed by Five Star and TA. In addition, the business management agreement with each Managed Operator provides that the compensation of senior executives of the Managed Operator, who are also employees or officers of RMR LLC, is the sole responsibility of the party to or on behalf of which the individual renders services. In the past, because at least 80.0% of each of these executives' business time was devoted to services to the Managed Operator, 80.0% of these executives total cash compensation was paid by the Managed Operator and the remainder was paid by RMR LLC.

The business management agreements for Five Star, Sonesta and TA each end on December 31, 2016 and automatically renew for successive one year terms thereafter, unless RMR LLC or the applicable Managed Operator gives notice of non-renewal before the expiration of the applicable term. Also, a Managed Operator may terminate its business management agreement at any time (i) for Five Star and TA, on 60 days' notice and RMR LLC may terminate such agreements at any time on 120 days' notice and (ii) for Sonesta, on 30 days' notice and RMR LLC may terminate its agreement with Sonesta on 30 days' notice. If Five Star or TA terminates or elects not to renew its agreement, other than for cause as defined in each agreement, the Managed Operator is obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

Each Managed Operator has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities arising from the provision of services by RMR LLC, except to the extent such provision was in bad faith or was grossly negligent. In addition, each agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

Our Advisory Agreement with RIF

RMR Advisors is party to an investment advisory agreement with RIF pursuant to which it provides RIF with a continuous investment program, makes day to day investment decisions and generally manages the business affairs of RIF in accordance with its investment objectives and policies. RMR Advisors is compensated pursuant to that agreement at an annual rate of 0.85% of RIF's average daily managed assets, as defined in the agreement. Average daily managed assets includes the net asset value attributable to RIF's outstanding common shares, plus the liquidation preference of RIF's outstanding preferred shares plus the principal amount of any borrowings evidenced by notes, commercial paper or other similar instruments issued by RIF. Also, the allocable costs of internal audit services are reimbursed

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by RIF. The investment advisory agreement continues from year to year or for such longer term as may be approved by RIF's board of trustees, as permitted by the Investment Company Act. So long as required by the Investment Company Act, the agreement is terminable by RIF on 60 days' notice and automatically in the event of an assignment, as defined in the Investment Company Act.

RMR Advisors LLC ("RMR Advisors") is also responsible for certain administrative functions of RIF pursuant to an administration agreement with RIF. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for RIF. RIF paid State Street directly, and no additional administrative services fee was paid to RMR Advisors.

Our Management Agreements with AIC and ABP Trust

RMR LLC provides business management services to AIC for a fee calculated as 3.0% of the total premiums paid for insurance arranged by AIC.

RMR LLC also provides business and property management services to our controlling shareholder, ABP Trust, for which we receive, depending upon the services provided, a business management fee, payable monthly in arrears, in an amount equal to 0.6% of ABP Trust's revenues from all sources reportable under GAAP, a property management fee in an amount equal to 3.0% of rents collected from managed properties and a construction supervision fee in an amount equal to 5.0% of the cost of any construction, renovation or repair activities at the managed properties, other than ordinary maintenance and repairs.

Relationships and Other Transactions With Our Client Companies, RMR LLC, ABP Trust and our Founders

Our Founders are also the managing trustees of each Managed REIT. Barry M. Portnoy is a managing director of Five Star and TA, an interested trustee of RIF and an owner and director of Sonesta. Adam D. Portnoy is an owner and director of Sonesta and an interested trustee of RIF.

The Managed REITs and AIC have no employees and no offices separate from RMR LLC. RMR LLC provides all of the personnel and services required for the operation of the Managed REITs and AIC pursuant to their respective management agreements. All of the officers of the Managed REITs and AIC are officers or employees of RMR LLC. RIF has no employees and no office separate from RMR Advisors. All of the officers and required office space of RIF are provided by RMR Advisors and some of these officers also serve as RMR LLC officers. Some of our executive officers are also directors or trustees of our Client Companies and executive officers of the Managed Operators. Gerard M. Martin, who served as a director of RMR LLC prior to the Up-C Transaction, is a managing director of Five Star. David J. Hegarty, who served as a director of RMR LLC prior to the Up-C Transaction, is the president and chief operating officer of SNH. Several of the independent trustees and independent directors of our publicly owned Client Companies also serve as independent trustees or independent directors of other publicly owned Client Companies.

Each of ABP Trust, the Managed REITs, Five Star and TA own 14.3% of AIC. Our Founders and the trustees and directors of the Managed REITs, Five Star and TA serve on the board of directors of AIC and all of the shareholders of AIC are parties to a shareholders agreement.

On February 28, 2015, GOV and our Founders entered into share purchase agreements with Lakewood Capital Partners, LP, or Lakewood, and the other persons who were members of a group with Lakewood, or together with Lakewood, the Lakewood Parties, pursuant to which GOV and our Founders acquired 3,418,421 and 200,070 common shares of SIR, respectively, from the Lakewood Parties. GOV and our Founders paid the Lakewood Parties $95.2 million and $5.6 million, respectively, for these SIR common shares.

TA owns its headquarters building. RMR LLC provides property management services for this building pursuant to a property management agreement with TA. The property management agreement provides

   2016 Proxy Statement    38

for the payment of a base management fee of $2,000 per month and reimbursement of payroll and other related costs associated with the building.

RMR LLC leases office space for use as its headquarters and other offices under 22 different leases from ABP Trust and certain Managed REITs. For the fiscal year ended September 30, 2015, RMR LLC incurred rental expense under these leases aggregating $4.1 million. Generally, the rents RMR LLC pays the Managed REITs were set at the average building rent for third party tenants in the same buildings at the time the leases were entered and the leases were approved by the independent trustees of the applicable Managed REIT. The rents RMR LLC pays to ABP Trust were set based upon a survey of comparable market rents at the time the leases were entered. These leases have various termination dates and several have renewal options. Also, some of these leases allow RMR LLC to terminate early if RMR LLC's management agreements applicable to the buildings in which RMR LLC leases space are terminated.

RMR LLC and six companies to which it provides management services (i.e., the Managed REITs, Five Star and TA) participate in a combined directors' and officers' liability insurance policy providing for $10.0 million of combined primary coverage. The combined policy expires in 2017. In connection with that policy, we also secured an additional $25.0 million of secondary combined coverage, which expires in September 2016. RMR Inc. paid aggregate premiums of $352,000 for these policies. The premium for the combined policy was allocated among the insured companies after consultation with our insurance broker and approved by each company's board and independent trustees or directors as applicable.

The Up-C Transaction

The Up-C Transaction, pursuant to which the Managed REITs acquired in aggregate 15,000,000 Class A Common Shares was completed on June 5, 2015 pursuant to transaction agreements, or the Transaction Agreements, we, RMR LLC and ABP Trust, formerly known as Reit Management & Research Trust, entered with each Managed REIT.

In anticipation of the Up-C Transaction, the Members and RMR LLC transferred certain assets and made certain adjustments to their businesses as follows: (i) our Founders contributed their 100.0% ownership of RMR Advisors and RMR Intl to ABP Trust, and ABP Trust contributed these ownership interests to RMR LLC; (ii) all of the shares of the Managed REITs, RIF and AIC owned by RMR LLC were distributed by RMR LLC to ABP Trust; (iii) cash and cash equivalents in RMR LLC totaling $171.0 million, including cash that had been paid or contributed to RMR LLC by ABP Trust in 2014, were distributed by RMR LLC to ABP Trust; (iv) RMR LLC entered into a new business management agreement and an amended property management agreement with ABP Trust and an amended business management agreement with Sonesta; (v) in connection with these new and amended management agreements, certain employees of RMR LLC and personal property (including property used by the transferred employees) which RMR LLC determined would not be required for its continuing business were transferred to ABP Trust and sold to Sonesta for proceeds of $1,335; and (vi) all intercompany loans and advances between ABP Trust and RMR LLC were settled in cash in advance of the Up-C Transaction.

In the Up-C Transaction: (i) ABP Trust contributed $11.5 million in cash to us which we subsequently contributed to RMR LLC; (ii) GOV contributed 700,000 of its common shares and $3.9 million in cash to us; HPT contributed 1,490,000 of its common shares and $12.6 million in cash to us; SIR contributed 880,000 of its common shares and $15.9 million in cash to us; and SNH contributed 2,345,000 of its common shares and $14.0 million in cash to us; (iii) we issued 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares to ABP Trust; (iv) we issued 1,541,201 Class A Common Shares to GOV, 5,019,121 Class A Common Shares to HPT, 3,166,891 Class A Common Shares to SIR and 5,272,787 Class A Common Shares to SNH; (v) ABP Trust delivered 15,000,000 of the 30,000,000 class A membership units which ABP Trust then owned to us; and (vi) we delivered to ABP Trust the shares and cash which had been contributed to us by the Managed REITs.

Our Class A Common Shares and Class B-1 Common Shares share ratably as a single class in dividends and other distributions when and if declared by our Board and have the same rights on our liquidation.

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Class A Common Shares have one vote per share. Our Class B-1 Common Shares have ten votes per share. Our Class B-2 Common Shares have no economic interest in us but have ten votes per share and are paired with the class A membership units held by ABP Trust. The Class B-1 Common Shares, Class B-2 Common Shares and class A membership units owned by ABP Trust are subject to certain restrictions on transfer set forth in our governing documents. However, (i) our Class B-1 Common Shares are convertible at the option of the holder at any time 1:1 into our Class A Common Shares and (ii) the class A membership units owned by ABP Trust may be redeemed by ABP Trust at any time for Class A Common Shares on a 1:1 basis, or RMR Inc. may elect to pay cash instead of issuing Class A Common Shares. Under our governing documents, upon the redemption of a class A membership unit, the Class B-2 Common Share "paired" with such unit is cancelled for no additional consideration. Class A and class B membership units share ratably in distributions when and if declared by the managing member of RMR LLC and have the same rights on a liquidation of RMR LLC, and the class B membership units represent the managing interests of RMR LLC.

As part of the Up-C Transaction and concurrently with entering into the Transaction Agreements, on June 5, 2015 the additional agreements described below were entered into. This summary of these agreements does not purport to be complete and is subject to, and qualified in its entirety by, reference to each actual agreement, a copy of which is filed as an exhibit to our Annual Report.

  •
  Amendment and Restatement of Managed REIT Management Agreements. RMR LLC and each of the Managed REITs entered into an amended and restated business management agreement and an amended and restated property management agreement, which amended and restated their preexisting business and property management agreements and extended them for 20 year terms. For more information regarding the amended and restated business management agreements and amended and restated property management agreements with the Managed REITs, see above on page 34 "—Our Management Agreements with the Managed REITs."

  •
  Registration Rights for Holders of Class A Common Shares. The Class B-1 and B-2 Common Shares and some of the Class A Common Shares issued in the Up-C Transaction are unregistered. In the Up-C Transaction, we agreed to file a registration statement to facilitate the Distribution. We also entered into a Registration Rights Agreement with each of the Managed REITs covering the Class A Common Shares they own, pursuant to which the Managed REITs received demand and piggyback registration rights, subject to certain limitations. We also entered into a Registration Rights Agreement with ABP Trust pursuant to which ABP Trust received demand and piggyback registration rights, subject to certain limitations, covering the Class A Common Shares held by ABP Trust, including Class A Common Shares received upon exchange of class A membership units or upon conversion of Class B-1 Common Shares.

  •
  Founders Registration Rights and Lock-Up Agreements. Our Founders and ABP Trust entered into a registration rights and lock-up agreement with each Managed REIT with respect to each Managed REITs' common shares pursuant to which our Founders and ABP Trust each agreed not to transfer the Managed REITs' common shares acquired by ABP Trust in the Up-C Transaction for a period of ten years, subject to certain exceptions, and ABP Trust and our Founders received demand and piggyback registration rights from the Managed REITs, subject to certain limitations.

  •
  Tax Receivable Agreement. RMR Inc. entered into the Tax Receivable Agreement with ABP Trust, the material terms of which are summarized below.

  ◦
  The Tax Receivable Agreement provides for the payment by RMR Inc. to ABP Trust of 85.0% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that it realizes as a result of (a) the increases in tax basis attributable to its dealings with ABP Trust and (b) tax benefits related to imputed interest deemed to be paid by it as a result of this Tax Receivable Agreement. We expect to benefit from the remaining 15.0% of cash savings, if any, in income tax that we realize. For purposes of the Tax Receivable Agreement, cash savings in income tax will be computed by comparing our income tax liability to the amount of such taxes that we would have been required to pay had there been no increase to

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      the tax basis of the tangible and intangible assets of RMR LLC as a result of our purchase of RMR LLC class A membership units and the future redemptions, if any, and had we not entered into the Tax Receivable Agreement. The term of the Tax Receivable Agreement commenced on June 5, 2015 and will continue until all such tax benefits have been utilized or expired, unless the Tax Receivable Agreement is terminated upon a change of control or upon certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement.

    ◦
    ABP Trust will not reimburse RMR Inc. for any payments made under the Tax Receivable Agreement. As a result, in certain circumstances, we may make payments to ABP Trust under the Tax Receivable Agreement in excess of our cash tax savings. While the amount and timing of any payments under this agreement will vary depending upon a number of factors, including the timing of redemptions, the price of our Class A Common Shares at the time of the redemption, the extent to which such redemptions are taxable and the amount and timing of our income, we expect that, as a result of the size of the increases of the tangible and intangible assets of RMR LLC attributable to our interests in RMR LLC, during the expected term of the Tax Receivable Agreement, the payments that we may make to ABP Trust could be substantial. Payments made under the Tax Receivable Agreement are required to be made within 80 days of the filing of our tax returns. Because we generally expect to receive the tax savings prior to making the cash payments to the redeeming holders of class A membership units, we do not expect the cash payments to have a material impact on our liquidity.

    ◦
    The Tax Receivable Agreement provides that, upon certain changes of control and certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement, our obligations with respect to exchangeable class A membership units will be accelerated. In those circumstances, our obligations under the Tax Receivable Agreement would be based on certain assumptions, including that we would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits described in the Tax Receivable Agreement, and that any class A membership units that have not been redeemed will be deemed redeemed for the market value of our Class A Common Shares at the time of the change of control or breach, as applicable. It is possible, in these circumstances, that the cash tax savings realized by us may be significantly less than the corresponding Tax Receivable Agreement payments.

  •
  The RMR LLC Operating Agreement. RMR LLC entered into the LLC Operating Agreement with us and ABP Trust. The provisions governing the operations of RMR LLC and the rights and obligations of its members are set forth in the LLC Operating Agreement, certain material terms of which are summarized below. Currently we and ABP Trust are the only members of RMR LLC.

  ◦
  Governance. Through our status as the managing member of RMR LLC, we exercise control over RMR LLC and are responsible for all operational and administrative decisions of RMR LLC and the day to day management of RMR LLC's business.

  ◦
  Distributions by RMR LLC to its members. We determine when distributions will be made to the members of RMR LLC and the amount of any such distributions, except that RMR LLC is required by the LLC Operating Agreement to make certain pro rata distributions to each member of RMR LLC quarterly on the basis of the assumed tax liabilities of the members and in connection with a dissolution of RMR LLC. Net profits and net losses of RMR LLC will generally be allocated to its members pro rata in accordance with the percentage interest of the units they hold. We are not permitted to cause RMR LLC to make distributions that would render it insolvent. All distributions from RMR LLC will be made to the members of RMR LLC pro rata in accordance with the percentage economic interest of the units they hold.

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    ◦
    Coordination of RMR Inc. and RMR LLC. RMR LLC is permitted to issue additional units from time to time provided that they are substantially equivalent to additional equity securities issued from time to time by us. At any time we issue any equity securities, we have agreed to contribute to RMR LLC the net proceeds, if any, we received in the connection with the issuance. In exchange for the contribution, RMR LLC has agreed to issue to us an equivalent number of units of RMR LLC with substantially the same rights and restrictions. Conversely, if we redeem or repurchase any of our equity securities, RMR LLC will, immediately prior to our redemption or repurchase, redeem or repurchase, upon the same terms and for the same price, an equal number of equity securities of RMR LLC held by us with substantially the same rights and restrictions as the equity securities being redeemed or repurchased. The class A membership units of RMR LLC not held by us and our Class B 2 Common Shares constitute "paired interests." If RMR LLC issues additional class A membership units to someone other than us, we have agreed to issue to that member an equivalent number of our Class B 2 Common Shares.

    ◦
    Redemption rights of holders of class A membership units. Holders of class A membership units, other than us, may cause RMR LLC to redeem their class A membership units for Class A Common Shares on a one for one basis, or we may elect to pay cash. For each class A membership unit redeemed, we will automatically redeem the corresponding Class B-2 Common Share comprising the "paired interest" for no additional consideration.

    ◦
    Transfers of membership units of RMR LLC. Membership units of RMR LLC are subject to certain specified restrictions on transfer.

    ◦
    Indemnification and exculpation. RMR LLC has agreed to indemnify the current and former members of RMR LLC, executive officers and directors of us or RMR LLC, and current and former executive officers and directors of us or RMR LLC serving at our request or the request of RMR LLC as an executive officer or director of another entity, except in certain matters in which it is established that the individual in question received an improper benefit or undertook active and deliberate dishonesty. We, our affiliates and executive officers, the tax matters partner of RMR LLC and the executive officers of RMR LLC will not be liable to RMR LLC or to any non managing member of RMR LLC for any act or omission performed or omitted by or on behalf of the individual or entity in question in such capacity, with an exception for certain matters in which it is established that the person received an improper benefit or undertook active and deliberate dishonesty.

    ◦
    Dissolution. RMR LLC may be dissolved only upon the occurrence of certain events specified in the LLC Operating Agreement, including the approval of the managing member of RMR LLC and the unanimous approval of the members of RMR LLC that then hold any units with voting rights.

    ◦
    Allocation of management and advisory fees. Under the LLC Operating Agreement, RMR LLC has agreed to pay ABP Trust, the sole member of RMR LLC prior to the Up-C Transaction, all fees paid to RMR LLC for business management, property management or advisory services provided prior to the effective time of the Up C Transaction, including the pro rata portion of any incentive management fee that RMR LLC receives pursuant to any business management agreement with a Managed REIT in respect of calendar year 2015. ABP Trust has agreed to pay or reimburse RMR LLC for all liabilities, costs and expenses of RMR LLC in respect of such services.

Pursuant to the Transaction Agreements, on December 14, 2015, the Managed REITs completed the distribution of approximately half of the Class A Common Shares they acquired in the Up-C Transaction to their respective shareholders as a special distribution (the "Distribution").

After the Up-C Transaction and the Distribution, and continuing through the date hereof, ABP Trust and our Founders own in aggregate 1,000,000 of our Class B-1 Common Shares, 15,000,000 of our

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Class B-2 Common Shares which are paired with the 15,000,000 class A membership units owned by ABP Trust and 1,090,056 of our Class A Common Shares. As a result of this ownership, ABP Trust owns a combined 51.6% economic interest in RMR LLC and controls 91.5% of the voting power of the outstanding shares of RMR Inc.

Dividends by RMR Inc. and Distributions by RMR LLC

On November 13, 2015, RMR Inc. declared a dividend of $0.5260 per Class A Common Share and per Class B-1 Common Share payable on December 15, 2015 to holders of record of such shares as of the close of business on the last business day immediately before December 14, 2015, representing a pro rata dividend at a rate of $1.00 per share per year for the period from and including June 5, 2015, the date of the Up-C Transaction, up to but not including December 14, 2015, the date the Distribution was completed. To fund this dividend, on December 15, 2015, RMR LLC paid a pro rata distribution to holders of its class A membership units and class B membership units in the amount of $0.5260 per unit. ABP Trust, which holds 15,000,000 class A membership units of RMR LLC and 1,000,000 Class B-1 Common Shares received $7,890,000 in this distribution by RMR LLC and $526,000 in this dividend by RMR Inc. As holders of Class A Common Shares, GOV, HPT, SIR and SNH received $810,671.73, $2,640,057.65, $1,665,784.67 and $2,773,485.96, respectively, in this dividend by RMR Inc.

For more information about related person transactions, please see the proxy statements and periodic reports filed with the SEC by the public companies who are our clients, i.e., GOV, HPT, SIR, SNH, Five Star, TA and RIF. These SEC filed proxy statements and periodic reports are available at www.sec.gov. Those documents are not incorporated by reference into this Proxy Statement. Also, please see Note 6, Related Party Transactions included in the audited consolidated financial statements included in our Annual Report for additional information regarding related party transactions for the fiscal year ended September 30, 2015.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding Class A, B-1 or B-2 Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

•
to file reports of their ownership of Class A, B-1 or B-2 Common Shares with the SEC and the NASDAQ; and

•
to furnish the Company with copies of the reports.

The Company was not subject to Section 16(a) beneficial ownership reporting requirements in the fiscal year ended September 30, 2015.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares by each Director, each of our named executive officers, and our Directors, Director nominees and named executive officers as a group, all as of January 21, 2016. Unless otherwise noted, voting power and investment power in Common Shares are exercisable solely by the named person.

										% of Combined Voting Power
	Class A Common Shares			Class B-1 Common Shares			Class B-2 Common Shares
Name and Address of Beneficial Owner
	Number		%	Number		%	Number		%	%

Directors and Executive Officers:
Adam D. Portnoy	1,100,505	(1)(2)(3)	7.3%	1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	91.5%
Barry M. Portnoy	1,109,389	(1)(2)(3)	7.4%	1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	91.5%
Jennifer B. Clark	2,587	(3)	* %	—		—	—		—	*%
Ann Logan	—		—%	—		—	—		—	—%
Walter C. Watkins, Jr.	—		—%	—		—	—		—	—%
Frederick N. Zeytoonjian	—		—%	—		—	—		—	—%
All executive officers and directors as a group (14 persons)	1,223,191	(1)(3)	8.2%	1,000,000		100.0%	15,000,000		100.0%	91.6%

*
Indicates less than 1.0%.

(1)
Beneficial ownership of Class A Common Shares by ABP Trust, Adam D. Portnoy and Barry M. Portnoy in the table above reflects the 1,000,000 Class A Common Shares issuable upon conversion of the Class B-1 Common Shares owned by ABP Trust and beneficially owned by Barry M. Portnoy and Adam D. Portnoy. These numbers exclude 15,000,000 Class A Common Shares issuable upon redemption of the class A membership units (and paired Class B-2 Common Shares) owned by ABP Trust and beneficially owned by Barry M. Portnoy and Adam D. Portnoy. At our option, we may elect to pay cash in lieu of Class A Common Shares for some or all of such redeemed class A membership units.

(2)
This number represents (or in the case of Class A Common Shares, includes) shares owned by ABP Trust. Voting and investment power with respect to the shares owned by ABP Trust may be deemed to be shared by our Founders, Barry M. Portnoy as Chairman, majority beneficial owner and a trustee of ABP Trust and Adam D. Portnoy as the President and Chief Executive Officer, a beneficial owner and a trustee of ABP Trust. Barry M. Portnoy and Adam D. Portnoy are managing trustees of the Managed REITs and the Managed REITs are managed by RMR LLC, of which we are the managing member. Mr. Barry M. Portnoy, in his capacity as managing trustee of a Managed REIT and an owner and a trustee of ABP Trust (our controlling shareholder), and Mr. Adam D. Portnoy, in his capacity as managing trustee of a Managed REIT and an owner and a trustee of ABP Trust, may each also be deemed to beneficially own (and have shared voting and dispositive power over) the Class A

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  Common Shares beneficially owned by that Managed REIT. However, each of Messrs. Barry M. Portnoy and Adam D. Portnoy disclaims such beneficial ownership, and the Class A Common Shares beneficially owned by the Managed REITs are not included in the Class A Common Shares listed as beneficially owned by them in the above tables.

(3)
Includes Class A Common Shares received in the Distribution as the beneficial owner of common shares of one or more Managed REITs.

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Class A Common Shares outstanding as of January 21, 2016.

										% of Combined Voting Power
	Class A Common Shares			Class B-1 Common Shares			Class B-2 Common Shares
Name and Address of Beneficial Owner
	Number		%	Number		%	Number		%	%

Principal Shareholders:
Government Properties Income Trust Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	1,213,972		8.1%	—		—	—		—	*%
Hospitality Properties Trust Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	2,503,198		16.7%	—		—	—		—	1.4%
Select Income REIT Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	1,584,843		10.1%	—		—	—		—	1.5%
Senior Housing Properties Trust Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	2,636,729		17.6%	—		—	—		—	*%
ABP Trust Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	1,090,564	(1)(3)	7.3%	1,000,000		100.0%	15,000,000		100.0%	91.5%
Adam D. Portnoy Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	1,100,505	(1)(2)(3)	7.3%	1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	91.5%
Barry M. Portnoy Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	1,109,389	(1)(2)(3)	7.4%	1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	91.5%

*
Indicates less than 1.0%.

(1)
See footnote (1) to the table titled "Directors and Executive Officers."

(2)
See footnote (2) to the table titled "Directors and Executive Officers."

(3)
Includes Class A Common Shares received in the Distribution as the beneficial owner of common shares of one or more Managed REITs.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Adam D. Portnoy, our Managing Director, President and Chief Executive Officer, and Mr. Barry M. Portnoy, our Managing Director, currently serve and have served in the fiscal year ended September 30, 2015 as members of our compensation committee. For more information regarding the relationships of Mr. Adam D. Portnoy and Mr. Barry M. Portnoy with us and our Client Companies please see "Certain Relationships and Related Person Transactions."

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EXECUTIVE COMPENSATION

The following tables and footnotes summarize total compensation for the fiscal year ended September 30, 2015 of our principal executive officer and our two other most highly compensated executive officers who were serving as executive officers as of September 30, 2015, or our named executive officers. The compensation set forth below includes compensation paid by us and compensation paid by our Client Companies to our named executive officers in their capacity as our executive officers.

Fiscal Year 2015 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Share awards ($)(2)	All other compensation ($)(3)		Total ($)

Adam D. Portnoy	2015	300,000	2,500,000	163,960	25,304		2,989,264
Managing Director, President and Chief Executive Officer
Barry M. Portnoy	2015	300,000	2,500,000	—	29,911		2,829,911
Managing Director
Jennifer B. Clark	2015	300,000	2,500,000	746,225	111,249	(4)	3,657,474
Executive Vice President, General Counsel and Secretary

(1)
The amounts listed in this column represent the annual cash bonuses paid to each of the named executive officers for the fiscal year ended September 30, 2015. These bonuses are described in more detail below in "—Fiscal Year 2015 Executive Compensation Elements—Annual Cash Bonuses."

(2)
We did not make awards of our shares to our named executive officers during our most recently completed fiscal year. Amounts set forth in this column represent the grant date fair value (determined under the Financial Accounting Standards Board Accounting Standards CodificationTM 505-50, Equity-Based Payments to Non-Employees, or ASC 505-50) of restricted share awards made by our publicly traded Client Companies to our named executive officers during our most recently completed fiscal year in their capacity as our executive officers. Such awards were made pursuant to the applicable Client Company's equity compensation plan. Generally, one fifth of those restricted shares vested on the date of grant and an additional one fifth vests on each of the next four anniversaries of the initial grant dates, subject to the named executive officer's continued employment with us and to accelerated vesting under certain circumstances. Holders of unvested restricted shares of a Client Company receive any common share dividend distributions paid by the applicable Client Company on the same terms as other holders of the Client Company's common shares. The amounts presented in this column exclude shares of our Client Companies granted to Barry M. Portnoy and Adam D. Portnoy for services as managing trustee or managing director of a Client Company in the one year period ended on September 30, 2015.

The following table shows the total restricted shares granted by our publicly traded Client Companies to our named executive officers in fiscal year 2015, including vested and unvested portions of each grant:

Name	Client Company	Grant Date	Number of Client Company shares	Grant Date Fair Value of share awards ($)(a)

Adam D. Portnoy	Five Star	12/15/2014	12,500	$55,000
	TA	12/2/2014	12,000	108,960
				$163,960
Jennifer B. Clark	Five Star	12/15/2014	12,500	$55,000
	TA	12/2/2014	12,000	108,960
	SNH	9/2/2015	9,500	149,435
	HPT	9/2/2015	7,500	192,450
	GOV	9/2/2015	7,000	110,880
	SIR	9/2/2015	7,000	129,500
				$746,225

  (a)
  Equals the number of shares multiplied by the closing price on the date of grant, which is also the grant date fair value under ASC 505-50. No assumptions are used in this calculation.

(3)
We maintain a savings plan for eligible employees under section 401(k) of the Internal Revenue Code, or 401(k) plan, including our named executive officers, and provide annual discretionary matching contributions to plan participants. The amounts listed in this column represent matching contributions made to each named executive officer in respect of their participation in our 401(k) plan for the fiscal year ended September 30, 2015 as well as adjustments paid during fiscal year 2015 in respect of prior periods.

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(4)
Includes dividends on unvested common shares in each of the following companies: GOV $14,964; HPT $29,106; SIR $14,257; and SNH $24,648; plus contributions under the 401(k) plan referenced in footnote (3) above.

Outstanding Equity Awards at 2015 Fiscal Year End

Name	Client Company	Date granted	Number of Client Company shares that have not vested	Market value of share awards that have not vested(1)

Adam D. Portnoy(2)	Five Star	12/15/2014	10,000	$30,900
	Five Star	12/11/2013	7,500	23,175
	Five Star	11/19/2012	5,000	15,450
	Five Star	11/22/2011	2,500	7,725
	TA	12/2/2014	9,600	99,168
	TA	11/19/2013	5,400	55,782
	TA	12/4/2012	4,800	49,584
	TA	11/29/2011	2,400	24,792
				$306,576
Jennifer B. Clark	GOV	9/2/2015	5,600	$89,600
	GOV	9/12/2014	3,600	57,600
	GOV	9/13/2013	1,600	25,600
	GOV	9/14/2012	500	8,000
	HPT	9/2/2015	6,000	153,480
	HPT	9/12/2014	4,500	115,110
	HPT	9/13/2013	3,300	84,414
	HPT	9/14/2012	1,400	35,812
	SIR	9/2/2015	5,600	106,456
	SIR	9/12/2014	3,600	68,436
	SIR	9/13/2013	1,200	22,812
	SIR	9/14/2012	350	6,654
	SNH	9/2/2015	7,600	123,120
	SNH	9/12/2014	5,100	82,620
	SNH	9/13/2013	3,000	48,600
	SNH	9/14/2012	1,500	24,300
	Five Star	12/15/2014	10,000	30,900
	Five Star	12/11/2013	7,500	23,175
	Five Star	11/19/2012	5,000	15,450
	Five Star	11/22/2011	2,500	7,725
	TA	12/2/2014	9,600	99,168
	TA	11/19/2013	5,400	55,782
	TA	12/4/2012	4,800	49,584
	TA	11/29/2011	2,400	24,792
				$1,359,190

(1)
Equals the number of unvested shares multiplied by the closing price of the applicable Client Company shares on September 30, 2015.

(2)
Excludes share awards made in the individual's capacity as a trustee or director of a Client Company, which are separately reported by the respective Client Company.

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Fiscal Year 2015 Compensation Elements

Each of the Company's executive officers was provided with the following material elements of compensation in fiscal year 2015:

  Base Salary

The Company pays an annual base salary of $300,000 to each executive officer. Consistent with the Company's historical practice, base salaries for its executive officers are generally a small part of their total compensation.

  Annual Cash Bonuses

Annual cash bonuses are a key component of the Company's executive compensation and represented the majority of compensation paid to each of its executive officers for the Company's 2015 fiscal year. The Company did not provide guaranteed cash bonuses to any of its executive officers for fiscal year 2015 and did not set specific performance targets on which bonuses would be payable. Instead, the annual cash bonuses paid to the Company's executive officers with respect to fiscal year 2015 were discretionary in amount and were based on a performance evaluation conducted by the Company's compensation committee. The evaluation involved an analysis of both (i) the Company's overall performance and (ii) the performance of the individual officer and his or her contributions to the Company. The Company believes this evaluation process allowed it to link pay with performance in the closest way possible and provided it with the flexibility necessary to take all relevant factors into account in determining the bonus amounts, including the Company's executive officers' ability to react to changing circumstances which impact the Company's business. The Company believes its compensation process provided it with a better compensation structure than a formulaic bonus structure based solely on the achievement of specific pre-established performance targets which may not capture all appropriate factors that materially impacted the Company or the individual's performance.

  Equity Awards

In fiscal year 2015, equity awards to the Company's employees (including its executive officers) were made by the compensation committees of the boards of its Client Companies who received the recommendations of our Compensation Committee. We currently have no equity compensation plan and did not make awards of or with respect to our own shares in fiscal year 2015.

  Retirement Arrangements

The Company maintains a 401(k) plan for eligible employees, including its executive officers and provides matching contributions equal to 100.0% of the first 3.0% and 50.0% of the next 2.0% of an employee's cash compensation contributed to the plan up to stated maximums. The Company does not maintain a defined pension plan or any nonqualified deferred compensation plans.

  Employee Benefits

Eligible employees, including the Company's executive officers, participate in broad based and comprehensive employee benefit programs, including medical, dental, vision, life and disability insurance. The Company's executive officers participate in these programs on the same basis as other eligible employees. The Company does not provide its executive officers with perquisites.

  Employment Agreements

The Company has no employment agreements with its executive officers or any of its other employees.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended September 30, 2015; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 16; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2015, for filing with the SEC.

Ann Logan, Chair Walter C. Watkins, Jr. Frederick N. Zeytoonjian

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VOTE TO APPROVE THE RMR GROUP INC. 2016 OMNIBUS EQUITY PLAN (ITEM 2)

Shareholders are being asked to approve The RMR Group Inc. 2016 Omnibus Equity Plan (the "2016 Plan"), under which 600,000 Class A Common Shares will be available for grant pursuant to the terms of the plan (as described below) during the plan term.

Background

The Board believes that equity and equity based compensation should serve as an important component of the Company's compensation program and that having an equity and equity based compensation program will assist the Company in attracting, motivating and retaining qualified directors, executives and other service providers. The Board has, subject to shareholder approval, adopted the 2016 Plan in the form attached as Appendix A to this Proxy Statement. If the 2016 Plan is approved by shareholders, it will serve as the main vehicle by which the Company provides equity and equity based compensation.

Key factors considered by the Board in adopting the 2016 Plan and recommending it for shareholder approval include:

  •
  The Company does not currently maintain an equity or equity based compensation plan and wishes to utilize the 2016 Plan as part of its strategy to implement a competitive compensation strategy and to align the interests of plan participants with those of the Company's shareholders.

  •
  The 2016 Plan contains a number of plan provisions which the Board believes may be considered favorably by shareholders, including:

  ◦
  A prohibition on the re-pricing of stock options and

  ◦
  A "claw back" provision which allows the Company to reduce or reclaim awards in the event of certain events, such as misconduct by a plan participant.

Summary of Material Terms of the 2016 Plan

The material features of the 2016 Plan are described below. The following description is intended to be a summary, and does not purport to be a complete statement of the terms of the 2016 Plan. Accordingly, this summary is qualified in its entirety by reference to the terms of the 2016 Plan, which is set forth in Appendix A.

Administration; Purpose

We expect that the Board, the Compensation Committee or a committee of the Board (or subcommittee of the Compensation Committee) comprised entirely of Independent Directors will administer the 2016 Plan. Accordingly, descriptions below of determinations and actions of the Plan Committee with respect to the 2016 Plan may be made by the Board, the Compensation Committee or other committee of the Board or a subcommittee of the Compensation Committee. The purposes of the 2016 Plan are to provide additional incentives to selected employees, directors, independent contractors and consultants of the Company or its affiliates whose contributions are deemed to be important to the growth and success of the Company's business, in order to strengthen the commitment of such individuals to the Company and its subsidiaries, motivate such individuals to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts will result in the long term growth and profitability of the Company.

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Information With Respect to Class A Common Shares

The 2016 Plan provides that an aggregate of 600,000 Class A Common Shares are available under the plan for grants of options to acquire Class A Common Shares ("Options"), shares to be transferred subject to restrictions ("Restricted Stock"), contractual rights to receive shares in the future ("Restricted Stock Units" or "RSUs"), Stock Appreciation Rights ("SARs"), other rights to receive compensation in amounts determined by the value of the Class A Common Shares ("Other Rights"), grants of unrestricted Stock and cash based awards. Restricted Stock that fail to vest, shares subject to Options or SARs that are not fully exercised prior to expiration or other termination and shares subject to RSUs or Other Rights that are not delivered pursuant to such award shall again become available for grant under the terms of the plan, as shall shares that are delivered or withheld in respect of exercise price or tax withholding objections. The maximum number of shares subject to Options which qualify as incentive stock options (described below) that may be granted to any individual in the aggregate in any calendar year may not exceed 600,000 shares. On January 21, 2016 the last reported sale price of the Company's Class A Common Shares on the NASDAQ Stock Market was $19.02.

Term

The 2016 Plan is scheduled to expire on the tenth anniversary of the date of the 2016 Annual Meeting, unless earlier terminated by the Board.

Eligibility

Employees, directors, independent contractors and consultants of the Company or any affiliate of the Company are eligible to receive awards under the 2016 Plan. As of January 21, 2016, the Company had 11 executive officers and three non-employee directors and the Company and its affiliates together had approximately 400 employees and other service providers who would be eligible to participate in the 2016 Plan.

Amendment

The Board may amend, alter or terminate the 2016 Plan, subject to a participant's consent in the event of an amendment, alteration or termination that would impair the rights of the participant under an award. Approval of the Company's shareholders is required for any amendment that would require such approval in order to satisfy the rules of the NASDAQ Stock Market or applicable law. The Committee may amend the terms of any award granted, subject to a participant's consent in the event of an amendment that would impair the rights of the participant under the award.

Options

Options are contract rights to purchase shares in the future at a set exercise price. Options issued under the 2016 Plan will be evidenced by a written agreement which will specify the number of shares that may be purchased pursuant to the Option, the time or times at which the Option will become exercisable, whether the Option is intended to be an incentive stock option (an option eligible for special tax treatment, as further described below and referred to herein as an "ISO"), or a nonqualified stock option (any Option which is not an ISO, hereinafter, an "NSO"), and such other terms and conditions as the Plan Committee may determine. ISOs may not be granted to any individual who is not an employee of the Company or its subsidiaries.

With the exception of certain awards of ISOs (which will expire no later than five years from the date of grant), each Option will expire not more than ten years from its date of grant. The exercise price of each Option will be at least 100 percent of the fair market value of the Class A Common Share on the date of grant. The exercise price with respect to an ISO granted to an employee who at the time of grant owns shares representing more than ten percent of the voting power of all classes of the Company's or any of the Company's subsidiaries' shares will be at least 110 percent of the fair market value of the Class A Common Share on the date of grant.

   2016 Proxy Statement    52

To the extent that it has become exercisable under the terms of the applicable agreement, Options may generally be exercised by payment of the exercise price in cash or check, by payment in the form of Class A Common Shares already owned by the grantee or pursuant to a net exercise procedure, to the extent authorized by the Plan Committee. An Option may be exercised so long as it is vested and outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Plan Committee in its discretion may provide in the applicable option agreement. An Option generally will cease to be exercisable upon the expiration of 90 days following the termination of the grantee's employment with, or the grantee's other provision of services to, the Company and its affiliates. Proceeds from the sale of shares pursuant to Options shall constitute general funds of the Company.

Options generally are not transferable by the grantee otherwise than by will or under the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by such grantee, except as otherwise provided by the Plan Committee in an Option agreement that pertains to an NSO. A grantee shall have no rights as a shareholder with respect to any shares subject to an Option until a share certificate or other evidence of legal and beneficial ownership is issued to him or her.

Restricted Stock

Restricted Stock awards are awards of Class A Common Shares which are subject to forfeiture and transfer restrictions. The Plan Committee may grant Restricted Stock awards comprising such number of shares, and subject to such terms or conditions, as it may determine and specify in a Restricted Stock Agreement.

A holder of Restricted Stock generally will have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and the right to receive any dividends (which may be made subject to restrictions in the discretion of the Plan Committee). Generally, at the time of termination for any reason of a grantee's employment or other service relationship with the Company or one of the Company's subsidiaries, the Company shall have the right, in the case of unvested Restricted Stock to cause the forfeiture of such shares or to purchase all or any of such shares at a price equal to the lower of (i) the price paid to the Company for such shares (if any) or (ii) the fair market value of such shares at the time of repurchase.

Restricted Stock Units

Restricted Stock Unit awards are awards of a contractual right to receive Class A Common Shares in the future, provided that the applicable vesting conditions are attained. The Plan Committee may grant Restricted Stock Unit awards with respect to such number of shares, and subject to such terms or conditions, as it may determine and specify in a Restricted Stock Unit Agreement.

A holder of Restricted Stock Units will not have the rights of a shareholder with respect to shares subject to the award unless and until such shares are issued; provided that the Plan Committee may provide that the award will receive dividend equivalent rights. Generally, at the time of termination for any reason of a grantee's employment or other service relationship with the Company or one of the Company's subsidiaries, the Company unvested Restricted Stock Units will be forfeited.

SARs

SARs are rights to receive an amount (which may be payable in cash or shares or a combination thereof) that equals the appreciation in value of the Class A Common Shares over a set base price (which may not be less than the fair market value of a share on the date of grant), subject to attainment of the applicable vesting conditions. The Plan Committee may grant SARs in respect of such number of shares as it shall determine in its discretion and may grant SARs either separately or in connection with Options. SARs granted in connection with an Option may be exercised only to the extent of the surrender of the related Option; with the exercise of the related Option, the SAR shall terminate. The terms and conditions of a SAR related to an Option shall be contained in a Share Option Agreement, and the terms of a SAR not related to any Option shall be contained in a SAR Agreement.

   2016 Proxy Statement    53

Upon the exercise of a SAR, the grantee will be entitled to receive from the Company an amount equal to the excess of the fair market value, on the exercise date, of the number of shares as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base price stated in the SAR Agreement. Any amount payable by the Company upon the exercise of a SAR shall be paid in the form of cash or Class A Common Shares, as provided in the respective agreement.

Other Awards; Unrestricted Shares; Cash Awards

The 2016 Plan permits the grant of other awards with respect to the Class A Common Shares and also permits the grant of unrestricted Class A Common Shares and cash awards (under terms and conditions as established by the Plan Committee).

Equitable Adjustments

In connection with any merger, amalgamation, consolidation, reclassification, recapitalization, spinoff, spin out, repurchase or other reorganization or corporate transaction or event, special or extraordinary dividend or other extraordinary distribution, stock split, reverse stock split, share subdivision or consolidation, combination or exchange of shares or other change in corporate structure, the 2016 Plan provides for adjustments to be made by the Plan Committee in the number and kind of shares or other securities covered by outstanding awards (and to the other terms and conditions of such awards, including the applicable exercise or base price) and to the shares available for grant under the 2016 Plan. In the event of a change in control of the Company (as defined in the 2016 Plan), participants who are terminated without cause within the two year period following the change in control will generally be entitled to vesting of unvested awards which they hold under the plan.

Forfeiture for Dishonesty, Violation of Agreements or Termination for Cause

The Plan Committee may terminate a grantee's rights with respect to an award if the Plan Committee determines that a grantee has engaged in certain types of misconduct with respect to the Company.

2016 Plan Benefits

The future benefits or amounts that would be received under the 2016 Plan are discretionary. Since the Plan Committee has not determined at this time to whom grants will be made under the plan in the future, the benefits which the Company's directors, officers, employees or other service provides may receive under the plan are not determinable at this time.

Certain Federal Income Tax Consequences in Respect of the 2016 Plan

The following is a summary of certain United States federal income tax consequences with respect to awards under the 2016 Plan. Participants should consult with their own tax advisors and should not rely upon this summary.

Nonqualified Options

A participant in the 2016 Plan generally will not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company, as the recipient of the services rendered by the participant, will generally be entitled to a tax deduction at the same time and in the same amount that the participant recognizes ordinary income.

If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and the fair market value of such shares on the date that ordinary income was recognized on the exercise of the NSO will generally be taxable as long term or short term capital gain or loss depending upon the length of time the shares have been held.

   2016 Proxy Statement    54

Incentive Stock Options

A participant in the 2016 Plan will not be in receipt of taxable income upon the grant or timely exercise of an ISO. Exercise of an ISO will be timely if made during its term and if the participant remains an employee of the Company or a parent, subsidiary or related entity of ours at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled participant). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies: (i) while in the employ of the Company or a parent, subsidiary or related entity of ours or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will generally be determined in accordance with the rules applicable to NSOs.

If shares acquired pursuant to the timely exercise of an ISO are later disposed of, the participant will, except as noted below, recognize long term capital gain or loss equal to the difference between the amount realized upon such sale and the exercise price. We, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such shares by the participant.

If, however, shares acquired pursuant to the exercise of an ISO are disposed of by the participant prior to the expiration of two years from the date of the ISO's grant or within one year from the date such shares are transferred to him upon exercise, or a disqualifying disposition, any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) as short term or long term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the shares on the date which governs the determination of his or her ordinary income. In such case, the Company may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the exercise price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

SARs

A participant in the 2016 Plan will recognize ordinary income subject to applicable withholding tax requirements at such time as the value of a SAR is actually paid in cash or Class A Common Shares. The amount of such income will be the amount of cash distributed plus the fair market value on the date of exercise of any Class A Common Shares distributed. A participant's tax basis of distributed shares will be equal to their fair market value at the time of distribution. Any gain or loss on the subsequent sale of the shares over the tax basis of the shares will be capital gain or loss with the holding period being measured from the date of the distribution. The Company will be entitled to a deduction for U.S. income tax purposes in the amount and at the time that the participant is deemed to be in receipt of ordinary income.

Restricted Stock Awards

A participant in the 2016 Plan generally will not be taxed upon the grant of a Restricted Stock award, but rather will recognize ordinary income in an amount equal to the fair market value of the Class A Common Shares at the time the shares are no longer subject to a substantial risk of forfeiture, as defined in the Code. The Company, as the recipient of the services rendered by the participant, will be entitled to a deduction at the same time as, and in the same amount that, the participant recognizes ordinary income. A participant may however elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the Restricted Stock is granted in an amount equal to the fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant

   2016 Proxy Statement    55

at the time the restrictions lapse. The Company, as the recipient of the services rendered by the participant, will be entitled to a tax deduction at the same time as and to the extent that, income is recognized by such participant. However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election in respect of such forfeited shares.

Other Awards

With respect to RSUs, Other Awards, unrestricted shares and cash awards, the Company will generally be entitled to a deduction for U.S. income tax purposes in the amount and at the time that the participant is deemed to be in receipt of ordinary income.

Board Recommendation

Approval of the 2016 Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2016 Annual Meeting. The Board believes that shareholder approval of the 2016 Plan will better enable the Company to encourage the Company's employees, officers, directors and other individuals (whether or not employees) who render services to the Company or its subsidiaries to continue their association with and efforts on behalf of the Company by providing opportunities for them to participate in ownership and future growth through the granting of awards under the plan.

The Board of Directors recommends a vote FOR approval of the 2016 Plan.

   2016 Proxy Statement    56

RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 3)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace the Company's independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair would consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending September 30, 2016. On December 17, 2015, the Audit Committee approved the engagement of Ernst & Young LLP as the Company's independent registered public accounting firm, effective immediately.

The report of Ernst & Young LLP on the Company's financial statements for the fiscal year ended September 30, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company's financial statements for the fiscal year ended September 30, 2015, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their report.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by Ernst & Young LLP for the fiscal years ended September 30, 2015 and 2014.

	2015 Fees	2014 Fees

Audit Fees	$2,273,369	$140,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	1,325

   2016 Proxy Statement    57

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amount for 2014 reflects annual subscription fees for Ernst & Young LLP's online accounting research application. We expect to be billed substantially the same amount for 2015.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by the Company's independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, the Company's management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. The Company's Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NASDAQ rules. In other circumstances, the Audit Committee would consider, among other things, whether the Company's independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

Other Information

The Company has been advised by Ernst & Young LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2016 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2016 Annual Meeting. If shareholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Executive Vice President, General Counsel and Secretary

Newton, Massachusetts
January 22, 2016

   2016 Proxy Statement    59

APPENDIX A

THE RMR GROUP INC.
2016 OMNIBUS EQUITY PLAN

Section 1. Purpose of Plan.

The name of this plan is The RMR Group Inc. 2016 Omnibus Equity Plan. The purposes of the Plan are to provide additional incentives to selected employees, directors, independent contractors and consultants of the Company or its Affiliates whose contributions are deemed to be important to the growth and success of the Company's business in order to strengthen the commitment of such individuals to the Company and its Subsidiaries, motivate such individuals to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts will result in the long term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share Based Awards, Cash Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

        (a)   "Administrator" means the Board or, if and to the extent the Board does not administer the Plan, the Committee or a delegate appointed in accordance with Section 3 hereof.

        (b)   "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

        (c)   "Applicable Laws" means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, federal and state tax law, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time (including, in each case, regulations promulgated thereunder).

        (d)   "Award" means any Option, Share Appreciation Right, Restricted Share, Restricted Stock Unit, Other Share Based Award or Cash Award granted under the Plan.

        (e)   "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

        (f)    "Board" means the Board of Directors of the Company.

        (g)   "Cash Award" means cash awarded under Section 11 of the Plan.

        (h)   "Cause" shall have the meaning assigned to such term in any individual employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define "Cause," the existence of Cause shall be determined by the Committee in its discretion.

        (i)    "Change in Capitalization" means any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

   2016 Proxy Statement APPENDIX A-1

        (j)    "Change in Control" means: means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date:

          (1)   any "person" (as such term is used in Sections 13(d) and 14(d) of the Act), other than a Founder, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the combined voting power of all the Company's then-outstanding securities entitled to vote generally in the election of directors without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such person attaining such percentage interest;

          (2)   there occurs a proxy contest, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board then in office, as a consequence of which members of the Board immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or

          (3)   during any period of two consecutive years, other than as a result of an event described in clause (2) above, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

        (k)   "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        (l)    "Committee" means any committee or subcommittee the Board may appoint to administer the Plan. The Committee may appoint a subcommittee to perform such of its functions as the Committee shall designate, which shall constitute the Committee hereunder for purposes of performing such functions (including to the extent it is necessary or desirable to have a committee composed entirely of individuals who meet the qualifications of a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded).

        (m)  "Common Stock" means the Class A common stock, par value $0.001 per share, of the Company.

        (n)   "Company" means The RMR Group Inc., a Maryland corporation (or any successor company, except as the term "Company" is used in the definition of "Change in Control" above).

        (o)   "Disability" means, with respect to any Participant, that such Participant (i) as determined by the Administrator in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

        (p)   "Effective Date" has the meaning set forth in Section 19 hereof.

        (q)   "Eligible Recipient" means an employee, director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator;

   2016 Proxy Statement APPENDIX A-2

        (r)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        (s)   "Exercise Price" means, with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award and, with respect to a Share Appreciation Right, the base price per share of such Share Appreciation Right, which, with respect to Options and Share Appreciation Rights, in any event will not be less than one hundred percent (100%) of the Fair Market Value of a related share of Common Stock on the date of grant.

        (t)    "Fair Market Value" of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

        (u)   "Founder" means Barry M. Portnoy, Adam D. Portnoy or any entity controlled by either or both of them.

        (v)   "ISO" means an Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

        (w)  "Nonqualified Stock Option" shall mean an Option that is not an ISO.

        (x)   "Option" means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term "Option" as used in the Plan includes the terms "Nonqualified Stock Option" and "ISO."

        (y)   "Other Share Based Award" means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Common Stock, including, but not limited to, unrestricted Shares, restricted stock units, dividend equivalents or performance units, each of which may or may not be subject to the attainment of performance goals determined by the Committee or a period of continued employment or other terms or conditions as permitted under the Plan.

        (z)   "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

        (aa) "Person" shall mean an individual, a corporation, a general or limited partnership, an association, a limited liability company, a governmental entity, a trust, a joint venture, a joint stock company or other entity or organization.

        (bb) "Plan" means this 2016 Omnibus Equity Plan.

        (cc) "Restricted Shares" means Shares granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) and/or upon attainment of specified performance objectives.

        (dd) "Restricted Stock Unit" means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

        (ee) "Shares" means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, amalgamation, consolidation or other reorganization) security.

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        (ff)   "Share Appreciation Right" means the right pursuant to an Award granted under Section 8 below to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

        (gg) "Subsidiary" means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

Section 3. Administration.

        (a)   The Plan shall be administered by the Administrator. Pursuant to the terms of the Plan, the Administrator, subject to any restrictions on the authority delegated to it, shall have the power and authority, without limitation:

          (1)   to select those Eligible Recipients who shall be Participants;

          (2)   to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Cash Awards, Other Share Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

          (3)   to determine the number of Shares to be covered by each Award granted hereunder;

          (4)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Stock Units shall lapse, (ii) the performance goals and periods (if any) applicable to Awards, (iii) the Exercise Price of Awards, (iv) the vesting schedule applicable to each Award, (v) the amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards);

          (5)   to determine the Fair Market Value in accordance with the terms of the Plan;

          (6)   to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant's employment for purposes of Awards granted under the Plan;

          (7)   to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

          (8)   to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

          (9)   to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

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        (b)   Without limitation of the authority of the Administrator under Section 5, Options and Share Appreciation Rights may not be re-priced or canceled and re-granted at a lower exercise, base or purchase price without first obtaining the approval of the Company's shareholders.

        (c)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

        (d)   The Board or Committee may in its discretion, and to the extent it determines to be permissible under applicable law, regulation and the rules of the NASDAQ Stock Market LLC (or such other applicable exchange on which the Company's equity securities are listed), delegate some or all of its authority, duties and responsibilities hereunder to officers or employees of the Company as the Board or Committee may determine, under such terms and conditions as the Board or Committee may establish from time to time.

Section 4. Shares Reserved for Issuance Under the Plan.

        (a)   Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be 600,000.

        (b)   Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying an Award of a Share Appreciation Right that are retained by the Company to account for the Exercise Price of such Share Appreciation Right) and/or withholding taxes in respect of an Award shall again be available for grant under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not reduce the aggregate number of shares of Common Stock available for Awards under the Plan.

        (c)   Subject to adjustment as provided by Section 5, no more than 600,000 Shares shall be issued pursuant to the exercise of ISOs.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan pursuant to Section 4 and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number of securities subject to, and Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Shares, Restricted Stock Units or Other Share Based Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any

   2016 Proxy Statement APPENDIX A-5

outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant; provided that that prior to any such cancellation the Participant shall be given a reasonable opportunity to exercise the applicable Award, regardless of any otherwise applicable vesting schedule. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code. The Administrator's determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7. Options.

        (a)    General.    With respect to each Participant who is granted an Option, the Award Agreement shall set forth such terms and conditions as the Administrator shall determine, in its sole discretion, which shall include, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable as set forth in the applicable Award Agreement.

        (b)    Exercise Price.    The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

        (c)    Option Term.    The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option's term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.

        (d)    Exercisability.    Each Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

        (e)    Method of Exercise.    Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already

   2016 Proxy Statement APPENDIX A-6

owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

        (f)    ISOs.    The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. ISOs may be granted only to an employee of the Company, any "parent corporation" (as such term is defined in Section 424(e) of the Code) or a Subsidiary.

          (1)    ISO Grants to 10% Stockholders.    Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, any "parent corporation" (as such term is defined in Section 424(e) of the Code) or a Subsidiary, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

          (2)    $100,000 Per Year Limitation For ISOs.    To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

          (3)    Disqualifying Dispositions.    Each Participant awarded and exercises an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a "disqualifying disposition" of any Share acquired pursuant to the exercise of such ISO. A "disqualifying disposition" is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO.

        (g)    Rights as Stockholder.    Without limitation of the rights of the Administrator under Section 5, a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares, has satisfied the requirements of Section 14 hereof and has received such Shares.

        (h)    Termination of Employment or Service.    Unless otherwise provided by the Administrator in the applicable Award Agreement:

          (1)   If the employment or service of a Participant with the Company and all Affiliates thereof (including by reason of the Participant's employer ceasing to be an Affiliate of the Company) shall terminate for any reason other than Cause, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its maximum term.

          (2)   If the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of the Disability or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is six (6) months after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its maximum term.

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          (3)   In the event of the termination of a Participant's employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

        (i)    Other Change in Employment Status.    An Option shall be subject to such treatment, with regard to vesting schedule, termination and other terms and conditions, by leaves of absence, including unpaid and unprotected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status of a Participant, as may be determined from time to time in the discretion of the Administrator (which determination is not required to be the same for all Participants).

Section 8. Share Appreciation Rights.

        (a)    General.    Share Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Option granted under the Plan ("Related Rights"). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made. Each Participant who is granted a Share Appreciation Right shall be provided with an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

        (b)    Awards; Rights as Stockholder.    Without limitation of the rights of the Administrator under Section 5, a Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof, has satisfied the requirements of Section 14 hereof and has received such Shares.

        (c)   Exercisability.

          (1)   Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

          (2)   Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

        (d)   Payment Upon Exercise.

          (1)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

          (2)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

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          (3)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

        (e)    Termination of Employment or Service.    Unless otherwise provided by the Administrator in the applicable Award Agreement:

          (1)   If the employment or service of a Participant with the Company and all Affiliates thereof (including by reason of the Participant's employer ceasing to be an Affiliate of the Company) shall terminate for any reason other than Cause, Disability, or death, (A) Share Appreciation Rights granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Share Appreciation Rights granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Share Appreciation Right shall be exercisable after the expiration of its maximum term.

          (2)   If the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of the Disability, or death of the Participant, (A) Share Appreciation Rights granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is six (6) months after such termination, on which date they shall expire and (B) Share Appreciation Rights granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Share Appreciation Right shall be exercisable after the expiration of its maximum term.

          (3)   In the event of the termination of a Participant's employment or service for Cause, all outstanding Share Appreciation Rights granted to such Participant shall expire at the commencement of business on the date of such termination.

        (f)    Term.

          (1)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

          (2)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

        (g)    Other Change in Employment Status.    Share Appreciation Rights shall be subject to such treatment, with regard to vesting schedule, termination and other terms and conditions, by leaves of absence, including unpaid and unprotected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status of a Participant, as may be determined in the discretion of the Administrator.

Section 9. Restricted Shares and Restricted Stock Units.

        (a)    General.    The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Shares or Restricted Stock Units shall be made. Each Participant who is granted Restricted Shares or Restricted Stock Units shall enter into an Award Agreement with the Company containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to delivery or vesting of such Awards (the "Restricted Period"); and all other conditions applicable to the Restricted Shares and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Shares or Restricted Stock Units need not be the same with respect to each Participant.

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        (b)    Awards and Certificates.    Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Shares may, in the Company's sole discretion, be issued a share certificate in respect of such Restricted Shares (or such issuance may be evidenced via book entry); and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award.

        The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company's sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award.

        With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units shall (subject to the following paragraph) be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Common stock underlying the Restricted Stock Unit Award.

        Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company's sole discretion, be issued in uncertificated form.

        Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made at such time as is required to avoid the imposition of a tax under Section 409A of the Code.

        (c)    Restrictions and Conditions.    The Restricted Shares or Restricted Stock Units granted pursuant to this Section 9 shall be subject to such restrictions or conditions as determined by the Administrator at the time of grant and:

          (1)   The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals established by the Committee, the Participant's termination of employment or service with the Company or any Affiliate thereof, or the Participant's death or Disability.

          (2)   Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period. Except as provided in the applicable Award Agreement (and without limiting the rights of the Administrator under Section 5, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to unvested Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are payable to the Participant.

          (3)   The rights of Participants granted Restricted Shares or Restricted Stock Units upon termination of employment or service as a director, independent contractor or consultant to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

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        (d)    Form of Settlement.    The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Other Share Based Awards.

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share Based Awards shall be granted. Each Participant who is granted an Other Share Based Award shall receive an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the number of shares of Common Stock to be granted pursuant to such Other Share Based Awards, or the manner in which such Other Share Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions, if any, to the vesting and/or payment or settlement of such Other Share Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share Based Awards. The Administrator may make Other Share Based Awards consisting of unrestricted Shares to such individuals and in such amounts as the Administrator may determine (subject to Section 4(b)(2) and Section 6).

Section 11. Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement (but without limitation of the rights of the Administrator hereunder), if (a) a Change in Control occurs, and (b) the Participant's employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause on or after the effective date of the Change in Control but prior to the second anniversary of the Change in Control, then, upon such Termination:

        (a)   any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and

        (b)   the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.

Section 12. Amendment and Termination.

The Board may amend, alter or terminate the Plan, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent. Approval of the Company's stockholders shall be required for any amendment that would require such approval in order to satisfy the rules of the stock exchange on which the Common Stock is traded or other Applicable Law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 13. Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

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Section 14. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, the minimum amount of any such applicable taxes required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) by delivering already owned unrestricted shares of Common Stock. The Company may in its discretion limit the number of Shares it will withhold or accept in satisfaction of withholding obligations, including imposing such limitations as it determines to be necessary or desirable to avoid adverse accounting consequences. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is due and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award.

Section 15. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a "Transfer") by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Share Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant's guardian or legal representative.

Section 16. Continued Employment.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient or Participant any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any individual at any time.

Section 17. Forfeiture Events; Compensation Recovery Policy.

        (a)   Notwithstanding any provision of the Plan to the contrary, if the Administrator determines, after full consideration of the facts, that:

          (1)   A Participant has been engaged in fraud, embezzlement or theft in the course of his or her employment by or involvement with the Company or a Subsidiary, has made unauthorized disclosure

   2016 Proxy Statement APPENDIX A-12

  of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has been convicted of a felony, or crime involving moral turpitude or any other crime which reflects negatively upon the Company; or

          (2)   A Participant has violated the terms of any employment, noncompetition, non-solicitation, confidentiality, nondisclosure or other similar agreement with the Company to which he or she is a party; or

          (3)   the employment or involvement with the Company or a Subsidiary of the Participant was terminated for Cause; then the Participant's right to exercise an exercisable Award shall terminate as of the date of such act (in the case of (1) or (2)) or such termination (in the case of (3)), the Participant shall forfeit all unexercised Awards and all unvested Awards and the Company shall have the right to repurchase all or any part of the Shares acquired by the Participant with respect to any Award, at a price equal to the lower of (a) the amount paid to the Company upon exercise or acquisition (or to cause such shares to be forfeited without consideration if no amount was paid), or (b) the Fair Market Value of such shares at the time of repurchase. If the holder of an Award whose behavior the Company asserts falls within the provisions of the clauses above has exercised or attempts to exercise an Award prior to consideration of the application of this Section 18 or prior to a decision of the Administrator, the Company shall not be required to recognize such exercise until the Administrator has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and shall be void AB INITIO) if the Administrator makes an adverse determination; provided, however, that if the Administrator finds in favor of the Participant then the Participant will be deemed to have exercised the Award retroactively as of the date he or she originally gave notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Administrator as to the cause of a Participant's discharge and the damage done to the Company shall be final, binding and conclusive. No decision of the Administrator, however, shall affect in any manner the finality of the discharge of such Participant from employment by or service to the Company. For purposes of this Section 18, references to the Company shall include any Subsidiary.

        (b)   All Awards issued under this Plan shall be subject to the Company's compensation recovery policy as it may be adopted and as amended from time to time and each Participant who receives an Award hereunder shall be deemed to have consented to the applicability of such recoupment policy to such Award.

Section 18. Effective Date.

The Plan was adopted by the Board on January 21, 2016 and became effective on the date upon which it was approved by the Company's stockholders (the "Effective Date").

Section 19. Electronic Signature.

Participant's electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 20. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date in accordance with their terms.

Section 21. Securities Matters and Regulations.

        (a)   Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator.

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The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

        (b)   Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

        (c)   In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 22. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be administered and interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a "separation from service" from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the "short term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and payment at such time would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Section 23. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 24. No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu

   2016 Proxy Statement APPENDIX A-14

of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 25. Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

Section 26. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 27. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 28. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to principles of conflicts of law of such state.

   2016 Proxy Statement APPENDIX A-15

THANK YOU

Thank you for being a shareholder of The RMR Group Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 8, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. THE RMR GROUP INC. TWO NEWTON PLACE 255 WASHINGTON STREET, SUITE 300 NEWTON, MA 02458 AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 8, 2016. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to The RMR Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by The RMR Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M99183-P72408 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE RMR GROUP INC. For Withhold 1. Election of Directors. ! ! ! ! ! ! ! ! ! ! Ann Logan For Against Abstain ! ! ! 2. Approve The RMR Group Inc. 2016 Omnibus Equity Plan. Adam D. Portnoy Barry M. Portnoy For Against Abstain 3. Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2016 fiscal year. ! ! ! Walter C. Watkins, Jr Frederick Zeytoonjian THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposals 2 and 3.

THE RMR GROUP INC. ANNUAL MEETING OF SHAREHOLDERS March 9, 2016, 9:30 a.m. Eastern Time The RMR Group Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2016 Annual Meeting of Shareholders of The RMR Group Inc. will address the following items of business: 1. 2. 3. Election of all of the Directors identified in the Proxy Statement; Approve The RMR Group Inc. 2016 Omnibus Equity Plan; and Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2016 fiscal year. The Board of Directors recommends a vote FOR all Nominees for Director in Proposal 1 and FOR Proposals 2 and 3. M99184-P72408 THE RMR GROUP INC. The RMR Group Two Newton Place, 255 Washington Street, Suite 100 Newton, MA 02458 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2016 Annual Meeting of Shareholders of The RMR Group Inc. (the “Company”), including the Company’s annual report and proxy statement, are available on the Internet. To view the proxy materials or authorize a proxy online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of The RMR Group Inc. The undersigned shareholder of the Company hereby appoints Adam D. Portnoy, Barry M. Portnoy and Jennifer B. Clark, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2016 Annual Meeting of Shareholders of the Company to be held at The RMR Group, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on March 9, 2016, at 9:30 a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the proxy statement, which includes the notice of annual meeting of shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Address Changes/Comments:

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THE RMR GROUP INC. 2016 OMNIBUS EQUITY PLAN